UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a–12

UR-ENERGY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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UR-ENERGY INC.

10758 West Centennial Road, Suite 200

Littleton, Colorado 80127

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 29, 2014

To the Shareholders of Ur-Energy Inc.:

The Annual and Special Meeting of Shareholders of Ur-Energy Inc. (the “Company”), will be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127, on Tuesday, April 29, 2014 at 1:00 p.m. local time to receive the audited consolidated financial statements of the Company for the year ended December 31, 2013, together with the report from the auditors thereon, and for the purpose of considering and voting upon proposals to:

1.	Elect six (6) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and appointed;

2.	Re-appoint PricewaterhouseCoopers LLP as our independent auditors of the Company and to authorize the directors to fix the remuneration of the auditors;

3.	Approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers (“say-on-pay”);

4.	Conduct an advisory (non-binding) vote regarding the frequency of the say-on-pay votes;

5.	Ratify, confirm and approve the renewal of the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005 (the “Option Plan”), and to approve and authorize for a period of three years all unallocated options issuable pursuant to the Option Plan (the “Option Plan Resolution”); and

6.	Transact such other business as may lawfully come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on Thursday, March 20, 2014 as the record date for determination of the shareholders entitled to vote at the meeting and any adjournment(s) or postponement(s) thereof. This Notice of Annual and Special Meeting of Shareholders and related proxy materials are first being distributed or made available to shareholders beginning on or about March 27, 2014.

We cordially invite you to attend the annual and special meeting of shareholders. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please refer to your proxy card for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible.

The attached Management Proxy Circular, proxy card, and the Company’s Annual Report to Shareholders (including financial statements) for the fiscal year ended December 31, 2013 are available at http://www.ur-energy.com/annual-general-meeting-info/.

Thank you for your support.

BY ORDER OF THE BOARD OF DIRECTORS, JEFFREY T. KLENDA, CHAIRMAN

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MANAGEMENT PROXY CIRCULAR

TABLE OF CONTENTS

SOLICITATION OF PROXIES	1
APPOINTMENT OF PROXIES	1
VOTING INSTRUCTIONS	1
REVOCATION OF PROXIES	3
VOTING AND DISCRETION OF PROXIES	3
COMMON SHARES ENTITLED TO VOTE	4
DISSENTERS’ RIGHTS OF APPRAISAL	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
MANAGEMENT: EXECUTIVE OFFICERS AND DIRECTORS	6
COMPENSATION DISCUSSION AND ANALYSIS	7
EXECUTIVE COMPENSATION	12
EQUITY COMPENSATION PLAN INFORMATION	13
GRANT OF PLAN BASED AWARDS	14
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	15
OPTION EXERCISES AND STOCK VESTED	17
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL	19
DIRECTOR COMPENSATION	20
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	22
AUDIT COMMITTEE REPORT	22
STATEMENT OF CORPORATE GOVERNANCE PRACTICES	23
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	25
APPOINTMENT OF AUDITORS	29
INDEBTEDNESS OF DIRECTORS AND OFFICERS	29
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	30
PARTICULARS OF MATTERS TO BE ACTED UPON	30
Proposal No. 1: Election of Directors	30
Proposal No. 2: Re-appointment of PricewaterhouseCoopers LLP as our independent auditors	32
Proposal No. 3: Advisory Vote on Named Executive Officer Compensation	32
Proposal No. 4: Advisory Vote on Say-on-Pay Frequency	33
Proposal No. 5: Approval of Ur-Energy Inc. Amended and Restated Stock Option Plan, 2005, as amended	34
PERFORMANCE GRAPH AND TABLE	35
ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE	35
2013 ANNUAL REPORT	35
2015 SHAREHOLDER PROPOSALS	35
AVAILABILITY OF DOCUMENTS	35
OTHER MATTERS	36
APPROVAL	36
SCHEDULE A (STOCK OPTION PLAN)	37

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UR-ENERGY INC.

10758 West Centennial Road, Suite 200

Littleton, Colorado 80127

MANAGEMENT PROXY CIRCULAR

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

APRIL 29, 2014

SOLICITATION OF PROXIES

This management proxy circular (the “Circular”) is furnished in connection with the solicitation by the management of Ur-Energy Inc. (the “Company” or “Ur-Energy”) of proxies for use at the annual and special meeting of shareholders of the Company (the “Meeting”) to be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127 on Tuesday, April 29, 2014 commencing at 1:00 p.m. local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting (the “Notice”). The solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers, employees or representatives of the Company. All costs of solicitation will be borne by the Company. This Circular and related proxy materials are being first distributed or made available to shareholders beginning on or about March 27, 2014. The information contained herein is given as at March 20, 2014, unless otherwise indicated.

All dollar amounts in this Circular are in U.S. dollars, except where indicated otherwise. On March 20, 2014, the noon exchange rate of Canadian currency in exchange for United States currency, as reported by the Bank of Canada, was US$1.00 = CDN 1.1251.

This Management Proxy Circular, the proxy card, and the Company’s Annual Report to Shareholders (including financial statements) for the fiscal year ended December 31, 2013 are available at http://www.ur-energy.com/annual-general-meeting-info/.

APPOINTMENT OF PROXIES

The persons named in the enclosed form of proxy are officers of the Company. Each shareholder has the right to appoint a person other than the persons named in the enclosed form of proxy, who need not be a shareholder of the Company, to represent such shareholder at the Meeting or any adjournment thereof. Such right may be exercised by inserting such person’s name in the blank space provided in the form of proxy and striking out the other names or by completing another proper form of proxy.

VOTING INSTRUCTIONS

Registered Shareholders

There are two methods by which registered shareholders (“Registered Shareholders”), whose names are shown on the books or records of the Company as owning common shares of the Company (“Common Shares”), can vote their Common Shares at the Meeting either in person at the Meeting or by proxy. Should a Registered Shareholder wish to vote in person at the Meeting, the Registered Shareholder should attend the Meeting where his or her vote will be taken and counted. Should the Registered Shareholder not wish to attend the meeting or not wish to vote in person, his or her vote may be voted by proxy through one of the methods described below and the Common Shares represented by the proxy will be voted or withheld from voting, in accordance with the instructions as indicated in the form of proxy, on any ballot that may be called for, and if a choice was specified with respect to any matter to be acted upon, the shares will be voted accordingly.

A Registered Shareholder may vote by proxy by using one of the following methods: (i) the paper form of proxy to be returned by mail or delivery; (ii) by Internet; or (iii) by telephone. The methods of using each of these procedures are as follows:

Voting by Mail. A Registered Shareholder may vote by mail or delivery by completing, dating and signing the enclosed form of proxy and depositing it with Computershare Investor Services Inc. (the “Transfer Agent”) using the envelope provided or by mailing it to Computershare Investor Services Inc., Attention: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 or to the Corporate Secretary of the Company at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 for receipt no later than 5:00 p.m. (MDT) on Friday, April 25, 2014, or if the Meeting is adjourned, by no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned Meeting.

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Voting by Internet. A Registered Shareholder may vote by Internet by accessing the following website: www.investorvote.com. When you log on to the site you will be required to input a control number as instructed on the logon page. Please see additional information enclosed with the Circular on the form of proxy. Registered Shareholders may vote by Internet up to 5:00 p.m. (MDT) on Friday, April 25, 2014, or if the Meeting is adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned Meeting.

Voting by Telephone. A Registered Shareholder may vote by telephone by calling the toll free number 1-866-732-8683 from a touch tone phone. When you telephone you will be required to input a control number as instructed on the form of proxy. Please see additional information enclosed with the Circular on the form of proxy. Registered Shareholders may vote by telephone up to 5:00 p.m. (MDT) on Friday, April 25, 2014, or if the Meeting is adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned Meeting.

Voting by mail or the Internet are the only methods by which a Registered Shareholder may choose an appointee other than the management appointees named on the proxy and must be completed by the Registered Shareholder or by an attorney authorized in writing or, if the Registered Shareholder is a corporation or other legal entity, by an authorized officer or attorney.

Non-Registered Shareholders (Beneficial Owners)

In this Circular and the enclosed form of proxy and Notice, all references to shareholders are to Registered Shareholders of Common Shares. Only Registered Shareholders of Common Shares, or the person they appoint as their proxy, are permitted to vote at the Meeting. However, in many cases, Common Shares beneficially owned by a holder (a “Non-Registered Shareholder” or “Beneficial Owner”) are registered either:

(a)	in the name of an intermediary (an “Intermediary”) that the Non-Registered Shareholder deals with in respect of the shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

(b)	in the name of a clearing agency such as CDS&Co. or DTC (the registration names for CDS Clearing and Depository Services Inc., and Depositary Trust Company, respectively) of which the Intermediary is a participant.

Common Shares held by your broker or its nominee can only be voted upon your instructions. Beneficial shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

There are two kinds of Beneficial Owners, those who object to their name being made known to the Company, referred to as objecting beneficial owners (“OBOs”), and those who do not object to the Company knowing who they are, referred to as non-objecting beneficial owners (“NOBOs”). In accordance with the requirements of National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company has opted this year to distribute copies of the Notice, Circular, the form of proxy and our annual report for the fiscal year ended December 31, 2013 (including financial statements) (collectively, the “Meeting Materials”) to all NOBOs directly through the Transfer Agent. Whereas, the Meeting Materials will continue to be distributed to OBOs through clearing agencies and Intermediaries, who often use a service company (such as Broadridge Financial Solutions, Inc. (“Broadridge”)) to forward meeting materials to Non-Registered Shareholders. The Company is not relying on the notice-and-access delivery procedures of NI 54-101 or the corresponding rules of the U.S. Securities and Exchange Commission (“SEC”) to distribute copies of the Meeting Materials.

The Meeting Materials are being sent to both Registered and Non-Registered Shareholders of the securities. If you are a Non-Registered Shareholder, and the Company or its agent has sent these Meeting Materials directly to you, your name and address and information about your holdings of common shares, have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

By choosing to send the Meeting Materials to NOBOs directly, the Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering these Meeting Materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

Objecting Beneficial Owners

Intermediaries are required to forward Meeting Materials to OBOs unless an OBO has waived the right to receive them. Generally, OBOs who have not waived the right to receive Meeting Materials will usually receive a voting instruction form (“VIF”) from Broadridge in lieu of the form of proxy from the Company. The VIF will name the same persons as the proxy to represent the shareholder at the Meeting. A shareholder has the right to appoint a person (who need not be a shareholder of Ur-Energy) other than persons designated in the VIF, to represent the shareholder at the Meeting. To exercise this right, the shareholder should insert the name of the desired representative in the blank space provided in the VIF. You are asked to complete and return the VIF to Broadridge by mail or facsimile. Alternatively, you can call Broadridge’s toll free telephone number or access Broadridge’s Internet website to vote your Common Shares. Broadridge tabulates the results of all instructions received and provides appropriate instructions respecting the voting Common Shares to be represented at the Meeting. If you receive a VIF from Broadridge, it cannot be used as a proxy to vote Common Shares directly at the Meeting as the VIF must be returned to Broadridge well in advance of the Meeting in order to have the Common Shares voted or to appoint an alternative representative to attend at the Meeting in person to vote such Common Shares.

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Non-Objecting Beneficial Owners

NOBOs can expect to receive the Meeting Materials with a VIF from the Transfer Agent. These VIFs are to be completed and returned to the Transfer Agent by mail or by following the instructions contained on the VIF for telephone or Internet voting. The Transfer Agent will tabulate the results of the VIFs received from NOBOs and will provide appropriate instructions at the Meeting with respect to the shares represented by the VIFs received. If you receive a VIF from the Transfer Agent, it cannot be used as a proxy to vote Common Shares directly at the Meeting as the VIF must be returned to the Transfer Agent well in advance of the Meeting in order to have the Common Shares voted or to appoint an alternative representative to attend at the Meeting in person to vote such Common Shares.

The purpose of these procedures is to permit Non-Registered Shareholders to direct the voting of the shares they beneficially own. Should a Non-Registered Shareholder who receives either a proxy or a VIF wish to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should strike out the names of the persons named in the proxy and insert the Non-Registered Shareholder’s (or such other person’s) name in the blank space provided or, in the case of a VIF, follow the corresponding instructions on the form.

In any event, Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and Broadridge or other service company, or the Transfer Agent, as the case may be.

REVOCATION OF PROXIES

A shareholder who has given a proxy has the power to revoke it as to any matter on which a vote shall not already have been cast pursuant to the authority conferred by such proxy and may do so (i) by delivering another properly executed proxy bearing a later date and depositing it as aforesaid, including within the prescribed time limits noted above; (ii) by depositing an instrument in writing revoking the proxy executed by the shareholder or by the shareholder’s attorney authorized in writing (A) at our head office with the Corporate Secretary at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (B) with the Chair of the Meeting, prior to its commencement, on the day of the Meeting, or at any adjournment thereof; (iii) by attending the Meeting in person and so requesting; or (iv) in any other manner permitted by law.

A Non-Registered Shareholder may revoke a VIF or a waiver of the right to receive Meeting Materials and to vote given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a VIF or a waiver of the right to receive Meeting Materials and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

VOTING AND DISCRETION OF PROXIES

On any ballot that may be called for, the shares represented by proxies in favor of the persons named by management of the Company will be voted for or against, or voted for or withheld from voting on, the matters identified in the proxy, in each case in accordance with the instructions of the shareholder. In the absence of any instructions on the proxy, it is the intention of the persons named by management in the accompanying form of proxy to vote

(1)	FOR the election of all of management’s nominees as directors;

(2)	FOR the re-appointment of PricewaterhouseCoopers LLP as our independent auditor and the authorization of the directors to fix the remuneration of the auditor;

(3)	FOR the advisory resolution to approve Named Executive Officer Compensation;

(4)	TWO YEARS for the advisory vote on the frequency of future say-on-pay votes;

(5)	FOR the Resolution to approve our Stock Option Plan;

(6)	and in accordance with management’s recommendations with respect to amendments or variations of the matters set out in the Notice or any other matters which may properly come before the Meeting.

The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations of the matters identified in the Notice or any other matters that may properly come before the Meeting. As at the date of this Circular, management of the Company knows of no such amendments, variations or other matters that may properly come before the Meeting other than the matters referred to in the Notice.

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COMMON SHARES ENTITLED TO VOTE

As at March 20, 2014, the authorized capital of the Corporation consisted of an unlimited number of Common Shares, of which 128,704,796 Common Shares were issued and outstanding, and an unlimited number of Class A Preference Shares, issuable in series, of which none has been issued. A holder of record of Common Shares as at the close of business on March 20, 2014 (the “Record Date”) is entitled to one vote for each Common Share held by him or her. The affirmative vote of a majority of the votes cast at the Meeting is required for approval of each matter set forth in this Circular.

In accordance with the Canada Business Corporations Act, the Corporation will prepare a list of holders of Common Shares on the Record Date. Each holder of Common Shares named in the list at the close of business on the Record Date will be entitled to vote the Common Shares shown opposite his or her name on the list at the Meeting.

RIGHTS OF DISSENT

Pursuant to the Canada Business Corporations Act, there are not rights of dissent in respect of the resolutions to be voted on by the shareholders at this Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

As of March 20, 2014, we had 128,704,796 Common Shares issued and outstanding, and 6,797,781 stock options which may be exercised currently or within the 60 days following March 20, 2014.

Name of Holder(1)	Number of Common Shares of Ur-Energy(2)	Percentage of Issued and Outstanding Common Shares of Ur-Energy

Jeffrey T. Klenda(3)	2,240,266	1.65
Wayne W. Heili	909,947	*
W. William Boberg	1,118,628	*
James M. Franklin	737,919	*
Paul Macdonell(4)(5)	396,919	*
Thomas Parker	306,919	*
Roger L. Smith	769,940	*
Steven M. Hatten	326,296	*
John W. Cash	171,054	*
Penne A. Goplerud	438,932	*

* Less than one percent

(1) Address for each of our officers and directors: 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127.

(2) The beneficial ownership shown for all holders in this table represents Common Shares and all options which may be exercised as of this date and within the next sixty days. For our directors and executive officers, this represents the following: Klenda (1,639,345 Common Shares, 600,921 options); Heili (142,628 Common Shares, 767,319 options); Boberg (641,023 Common Shares, 477,605 options); Franklin (496,992 Common Shares, 240,927 options); Macdonell (155,992 Common Shares, 240,927 options); Parker (65,992 Common Shares, 240,927 options); Smith (105,115 Common Shares, 664,825 options); Hatten (25,824 Common Shares, 300,472 options); Cash (37,909 Common Shares, 133,145 options); Goplerud (36,139 Common Shares, 402,793 options).

As of the record date, the number of shares of the Company’s Common Shares beneficially owned by all of the directors, nominee, and named executive officers as a group and entitled to be voted at the meeting is 3,346,918.

(3) Of the total number of Common Shares held by Mr. Klenda, he has pledged 800,000 shares on a banking line of credit. Mr. Klenda’s shares (but not options or RSUs) are held jointly with his wife.

(4) Mr. Macdonell was a director of Wedge Energy International Inc. (Wedge”). Wedge was subject to a Management Cease Trade Order (“Order”) imposed by the Ontario Securities Commission (“OSC”) on May 31, 2007. The Order was lifted by the OSC on August 14, 2007.

(5) Additionally, Mr. Macdonell’s wife owns 5,000 Common Shares, to which Mr. Macdonell disclaims beneficial ownership.

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Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company’s Common Shares as of March 20, 2014 by each person (other than the director nominees and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting shares of Common Shares.

Name of Holder	Number of Common Shares of Ur-Energy(1)	Percentage of Issued and Outstanding Common Shares of Ur-Energy

BlackRock, Inc.(2)	12,373,156	9.07
Lazarus Investment Partners LLLP(3)	10,082,382	7.42
Global X Uranium ETF(4)	8,412,658	6.21

(1) The beneficial ownership shown for all holders in this table represents Common Shares and all warrants which may be exercised as of this date and within the next sixty days.

(2) BlackRock, Inc. filed an Alternative Monthly Report on SEDAR indicating that, as of January 31, 2014 BLK controls or has investment discretion over 11,464,066 Common Shares of Ur-Energy Inc. Together with 909,090 warrants, this represents 9.07% of our outstanding Common Shares and warrants exercisable within the next sixty days. BlackRock, Inc. is the ultimate parent holding company of certain advisory subsidiaries that have power to vote or dispose of the Common Shares. On behalf of BlackRock Investment Management (UK) Limited, the Investment Adviser of the BlackRock Fund, Robin Batchelor, as a Managing Director of BlackRock Investment Management (UK) Limited, has voting and investment power over such Common Shares.  Robin Batchelor expressly disclaims beneficial ownership of all Common Shares held by the BlackRock Fund. The address for the BlackRock Fund, BlackRock Investment Management (UK) Limited and Robin Batchelor is 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The BlackRock Fund is an affiliate of certain registered broker-dealers, however the BlackRock Fund purchased the Common Shares in the ordinary course of business and, at the time of purchase, had no agreements or understandings, directly or indirectly, with any person to distribute the Common Shares.

(3) Lazarus Investment Partners LLLP filed a Form 13G/A dated February 12, 2014 indicating holdings of 9,627,836 of Ur-Energy Common Shares. Together with 454,546 warrants, this represents 7.42% of the outstanding Common Shares and warrants exercisable within the next sixty days. Lazarus Investment Partners LLLP is a Delaware limited liability limited partnership (“Lazarus Partners”). Lazarus Management Company LLC, a Colorado limited liability company (“Lazarus Management”), as the investment adviser of Lazarus Partners, and as the general partner of Lazarus Partners, and Justin B. Borus (“Mr. Borus”), as the managing member of Lazarus Management, may be deemed to beneficially own the Common Shares held by Lazarus Partners, insofar as they may be deemed to voting and dispositive power over the Common Shares. The foregoing should not be deemed to constitute an admission that Lazarus Management or Mr. Borus is, for any other purpose, the beneficial owner of any of the Common Shares, and each of Lazarus Management and Mr. Borus disclaims beneficial ownership as to the Common Shares, except to the extent of his or its pecuniary interests therein. The principal business address of Lazarus Partners is 3200 Cherry Creek South Drive, Suite 670, Denver, Colorado 80209.

(4) Based upon data on its website, Global X Uranium ETF held 8,412,658 Common Shares as of March 14, 2014, which represents 6.21% of our Commons Shares and warrants exercisable within the next sixty days. Bruno del Ama is the Chief Executive Officer of Global X Management Company LLC, a Delaware corporation, 623 Fifth Avenue, 115th Floor, NY, NY 10022, which, according to the last Form 13G filed in behalf of Global X Uranium ETF, has the sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of the Common Shares.

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MANAGEMENT

Identification of Executive Officers

Jeffrey T. Klenda, 57, B.A.	Chair & Executive Director

Mr. Klenda graduated from the University of Colorado in 1980 and began his career as a stockbroker specializing in venture capital offerings. Prior to founding Ur-Energy in 2004, he worked as a Certified Financial Planner and was a member of the International Board of Standards and Practices. In 1986, he started Klenda Financial Services, an independent financial services company providing investment advisory services to high-end individual and corporate clients as well as providing venture capital to corporations seeking entry to the U.S. securities markets. In the same year, Mr. Klenda formed Independent Brokers of America, Inc., a national marketing organization. He also served as President of Security First Financial, a company he founded to provide consultation to individuals and corporations seeking investment management and early stage funding. Over the last 30 years, Mr. Klenda has acted as an officer and/or director for numerous publicly traded companies. Mr. Klenda co-founded Ur-Energy in 2004. Mr. Klenda has served as the Chair of the Board of Directors and Executive Director of Ur-Energy since 2006. Mr. Klenda is also a director of Columbus Exploration Corporation (since November 2013).

Wayne W. Heili, 48, B.Sc	President, Chief Executive Officer and Director

Mr. Heili is Ur-Energy’s President and Chief Executive Officer, and is a director (since May 2011).  Prior to being named Ur-Energy’s President and CEO, Mr. Heili served as our Vice President, Mining & Engineering, and briefly as President and Chief Operating Officer.  His career spans more than 25 years in which he has provided engineering, construction, operations and technical support in the uranium mining industry. He spent 16 years in various operations level positions with Total Minerals and Cogema Mining at their properties in Wyoming and Texas. He was Operations Manager of Cogema’s Wyoming in-situ recovery projects from 1998 to 2004. Between 2004 and joining Ur-Energy, Mr. Heili acted as a consultant for such companies as High Plains Uranium, Energy Metals and Behre Dolbear. His experience includes conventional and in situ recovery uranium processing facility operations. Mr. Heili received a Bachelor of Science in Metallurgical Engineering from Michigan Technological University, with an emphasis in mineral processing. Mr. Heili currently serves as Vice President to the Uranium Producers of America. Mr. Heili previously served on the Board of Directors and as President of the Wyoming Mining Association.

Roger L. Smith, 55, CPA, MBA, CGMA	Chief Financial Officer and Chief Administrative Officer

Mr. Smith has over 30 years of mining and manufacturing experience including finance, accounting, IT, ERP and systems implementations, mergers, acquisitions, audit, tax and public and private reporting in international environments. Mr. Smith served as Ur-Energy’s Chief Financial Officer and Vice President Finance, IT and Administration until May 2011, when he assumed the title and responsibilities of Chief Administrative Officer as well as Chief Financial Officer. Mr. Smith joined Ur-Energy in May 2007, after having served as Vice President, Finance for Luzenac America, Inc., a subsidiary of Rio Tinto PLC and Director of Financial Planning and Analysis for Rio Tinto Minerals, a division of Rio Tinto PLC from September 2000 to May 2007. Mr. Smith has also held such positions as Vice President Finance, Corporate Controller, Accounting Manager, and Internal Auditor with companies such as Vista Gold Corporation, Westmont Gold Inc. and Homestake Mining Corporation. He has a Master of Business Administration and Bachelor of Arts in Accounting from Western State Colorado University, Gunnison, Colorado.

Steven M. Hatten, 50, B.Sc.	Vice President Operations

Prior to being named Ur-Energy’s Vice President Operations, Mr. Hatten served as Engineering Manager from 2007 to 2010 and as Director of Engineering and Operations 2010 to 2011. He has over 20 years of experience with a strong background in in situ recovery uranium design and operations. He previously worked as a Project Engineer for Power Resources, Inc., the Manager Wellfield Operations for Rio Algom Mining Corp. and Operations Manager at Cameco’s Smith Ranch – Highland Facility. Mr. Hatten has a Bachelor of Science in Petroleum Engineering from Texas Tech University.

John W. Cash, 41, M.Sc.	Vice President Regulatory Affairs, Exploration & Geology

Prior to being named Vice President Regulatory Affairs, Exploration & Geology, Mr. Cash served as Ur-Energy’s Environment, Health, Safety and Regulatory Affairs Manager from 2007 to 2010 and as Director of Regulatory Affairs 2010 to 2011. He previously worked for Crow Butte Resources, Inc. a subsidiary of Cameco, from 2002 to 2007, including as Senior Environmental/Safety Superintendent, Safety Director/Wellfield Supervisor and Operations Superintendent. He is a Fellow of the World Nuclear University Summer Institute, 2005. Mr. Cash has a M.Sc. Geology and Geophysics from the University of Missouri-Rolla.

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Penne A. Goplerud, 52, JD	General Counsel & Corporate Secretary

Ms. Goplerud has more than 20 years of diverse legal experience in complex litigation, business and natural resources transactions. While in private practice, she represented clients in commercial litigation, arbitration and mediation, involving mining, oil and gas, commercial and corporate disputes, securities and environmental law. She also has counseled business clients and represented clients in the negotiation of business transactions. Prior to joining Ur-Energy as Associate General Counsel in 2007, much of Ms. Goplerud’s practice was in natural resources and transactional work. Ms. Goplerud obtained her JD from the University of Iowa College of Law.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Committee is composed of independent directors and is responsible for matters of compensation as they relate to our employees and more specifically, our executive officers including the Chief Executive Officer. The Compensation Committee discussed the following Compensation Discussion and Analysis (“CD&A”) with management, and thereafter recommended to the Board, which approved, this CD&A.

Compensation Philosophy

Ur-Energy is committed to managing our human resources. We believe that the caliber and commitment of our executive officers are critical to our continued success and performance, and the overall commitment of all of our employees.

The Compensation Committee reviews and makes recommendations to the Board with respect to the overall approach to compensation for all of our employees, and specifically with respect to our executive officers, including the executive directors, namely, Jeffrey Klenda and Wayne Heili, and the remuneration of directors.

Our compensation program is designed to effectively link the actions of our executive officers and employees to corporate and personal objectives that drive value creation. The Compensation Committee believes that it is important to maintain a clear link between the achievement of these objectives and compensation payout. In doing so, the following considerations are taken into account:

•	the selection of corporate and personal objectives that are measurable and linked to value creation is fundamental to the success of Ur-Energy;
•	executive officers and employees should be evaluated and paid based on performance and the achievement of corporate and personal objectives; and
•	executive officers and employees should have a clear understanding of how their performance and the achievement of pre-determined objectives may influence their compensation.

The objectives of the compensation program are designed to:

•	support the achievement of results;
•	motivate executive officers and employees to achieve the pre-determined objectives without taking excessive risks;
•	provide competitive compensation and benefit programs to attract and retain highly qualified executives and employees; and
•	encourage an ownership mentality.

We have employment contracts with each of the executive officers as more fully described under the heading “Employment Agreements with our Named Executive Officers.” The Compensation Committee reviews the employment contracts of the executive officers on a routine basis.

During 2013, the Compensation Committee’s approach to compensation for the executive officers was to provide a base salary, a short-term incentive in the form of a cash bonus (relative to performance in 2012), and long-term incentives in the form of stock options and restricted share units, including in December 2012 in lieu of a grant in January 2013, and another in December 2013. See the heading “Stock Options and RSUs”. Cost of living adjustments were made in 2013 to the base salaries of employees; the salaries of executive officers were not adjusted during 2013. The Compensation Committee will continue with this approach to compensation for the executive officers in 2014.

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Compensation Structure

Our compensation program consists of base salary, short- and long-term incentives, and other perquisites including personal benefits. The components of total direct compensation relate to performance as follows:

Fixed Compensation	Variable Compensation

Current	Short-term Incentive	Long-term Incentives

Base Salary	Cash Bonus	Stock Options	Restricted Share Units

Based on skills, experience and market rates	Tied to Past Annual Performance	Tied to Future Long-term Share Price Performance

The compensation program is designed to provide motivation and incentives to the executive officers and employees with a view toward enhancing shareholder value while successfully implementing our corporate objectives. The compensation program accomplishes this by rewarding performance that is designed to create shareholder value. The portion of at-risk, performance-based compensation should be commensurate to the executive officer’s or employee’s position and rise as their respective level of responsibility increases. The mix and structure of compensation should strike an appropriate balance to achieve pre-determined objectives without motivating excessive risk taking.

Our share price may be heavily influenced by changes in uranium and other commodity prices, which are outside of our control. As a result, the compensation program is designed to focus on areas where the executive officers and employees have the most influence. To achieve this, a combination of operational, financial and share price criteria are utilized when selecting corporate and personal objectives and establishing an appropriate combination of pay.

The compensation structure for our executive officers is as follows:

Executive Directors

50%
25%
25%
Base Salary
Short-term Incentive
Long-term Incentive

Short-term Incentive

10%
90%
Corporate Objective Weighting
Personal Objective Weighting

Long-term Incentive

20%
80%
Stock Options
Restricted Share Units

Other Executives

52%
24%
24%
Base Salary
Short-term Incentive
Long-term Incentive

Short-term Incentive

20%
80%
Corporate Objective Weighting
Personal Objective Weighting

Long-term Incentive

20%
80%
Stock Options
Restricted Share Units

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The characteristics of the compensation program’s mix of pay, as they relate to the executive officers, include:

•	a significant portion of executive pay is at-risk;
•	executive officers have a higher percentage of at-risk compensation relative to other employees, because they have the greatest ability to influence corporate performance;
•	90% of an executive director’s (80% of other executives) short-term incentive is based on corporate performance; and
•	80% of an executive’s long-term incentive is based on the stock options, which are highly leveraged to our share price performance.

The incentive compensation actually received by the executive officers and employees varies based upon individual performance and the achievement of the pre-determined corporate and personal objectives and is subject to the discretion of the Compensation Committee.

Base Salary

Base salary is the fixed portion of cash compensation earned or paid to our executive officers and employees. We provide our executive officers and employees with base salaries to compensate them for services rendered during the fiscal year and to aid in attracting and retaining quality employees. Base salaries for all employees are reviewed annually and the Compensation Committee reviews the base salary for each executive officer routinely or upon a promotion or other change in job responsibility, based on the individual’s level of responsibility, the importance of the position and the individual’s contribution to our overall performance. The Compensation Committee also assesses the base salaries of the executive officers relative to a group of peer companies with similar scope and operations to ensure that it is positioned competitively with executive officers in similar roles at peer companies. Most recently, this review was made in 2012 and involved survey data from a third-party employer’s council. The review revealed that our executive officers are compensated within a range of approximately 45% to 80% of the peer company data cited in the council’s survey. Our objective remains to be competitive to recruit and retain qualified, high-performing executives, while responsibly administering our budget and attaining our other corporate objectives, including advancing Lost Creek into operations.

The executive officers and employees of Ur-Energy were granted a cost of living increase to base salary in 2012, and in 2011. A cost of living increase to base salary was granted to employees in 2013; executive officers were not provided a cost of living increase to base salary during 2013. With the exception of an adjustment made to one executive salary in 2012 based upon the survey, and cost of living adjustments made in 2012, there have been no other adjustments to salaries of executive officers of the Company since 2011. Adjustments to base salaries for 2014 have not yet been determined, although the performance appraisal process is underway and a review of peer companies’ executive compensation is planned for third quarter 2014.

Total Cash Compensation and Performance Results

Total cash compensation includes base salary and any variable short-term cash incentive compensation. During 2009, we initiated our short-term incentive plan (“STIP”) with the payment of bonuses to executive officers and eligible employees. The bonuses awarded for 2009, paid in 2010, were nominal. No bonuses were awarded for 2010 or paid in 2011. Bonuses were awarded for 2011, paid in 2012, based upon performance in relation to corporate objectives set by the Chief Executive Officer and executive management and approved by the Board, and in relation to personal objectives. The STIP program is designed to recognize and reward both corporate and individual, personal performance results. The bonuses paid in 2012 to executive officers and eligible employees in recognition of 2011 performance were based upon a pre-established formula, then reduced by 80% in recognition that we were not yet in operations.

In February 2013, performance on the 2012 corporate objectives were reviewed by executive management and the Board of Directors. The objectives included an emphasis on safety; the advancement of our Lost Creek Project toward production; increasing the minable resources available to Lost Creek; growth of our production profile outside the Lost Creek area; development of a marketing strategy; and determination of a strategy for financing. Each objective was reviewed in light of multiple, related objectives. When reviewed and assessed, corporate performance was gauged to have met or exceeded performance objectives, with a rating of 5.6 on a scale of 7. The Board determined to award STIP bonus payments to all eligible, non-executive, employees, but took no action with respect to STIP awards to executive officers. Consistent with 2012, the STIP awards paid to eligible, non-executive employees were based upon a pre-established formula, then reduced by 75% in recognition that we were not yet in operations. Subsequently, following commencement of operations, the Board approved similar STIP bonus payments to executive officers, which were paid following first product sales in December 2013. As set forth in the Summary Compensation Table, STIP bonus payments for the Named Executive Officers ranged from $35,000 to $50,000.

Corporate objectives and business strategy are determined by the Board of Directors, taking into account the recommendations of the Chief Executive Officer and executive management.  Results of performance, based upon our 2013 corporate objectives, are as set forth in the table below. Corporate performance was gauged to have met or exceeded performance objectives, with an overall rating of 5.5 on a scale of 1 to 7.  The Board determined to award STIP bonus payments to all eligible employees and executive officers.  Consistent with past years in which STIP bonuses have been paid, the awards were based upon a pre-established formula and, this year, were then reduced by 50% in recognition that we have only just begun production operations.

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2013 Corporate Objectives	Results

Advance the Lost Creek Project • Achieve production • NI 43-101 resource expansion

•      Wellfield production was achieved in Q3. Drummed production was achieved in Q4

•      Lost Creek Updated Preliminary Economic Assessment completed in Q4 with resource expansion

•      Removed only privately-held production royalty in non-cash purchase agreement

Pathfinder Mines Corporation • Complete acquisition • Bring resources into NI 43-101 compliance

•      Transaction closed in Q4. The acquisition was completed at a cash cost 50% below the original purchase price.

•      Resources not brought into NI 43-101 compliance following Q4 closing, but work is currently in progress

Production Profile • Rationalize project holdings • Identify project priorities	• Existing holdings held, reduced or abandoned accordingly • Projects were re-prioritized following the Pathfinder acquisition
Corporate Finance • Maintain adequate cash position to advance Lost Creek	• A combination of debt and equity financings was used to meet cash requirements
Investor and Public Relations • Develop event plans and budgets • Measure event results	• Events were planned, selected and budgeted • Metrics recorded, evaluation in progress.
Corporate Branding • Develop and implement internal corporate branding program	• Program selected and partially implemented

Long-Term Equity Incentives

The long-term incentive plan (“LTIP”) includes our Option Plan and the RSU Plan. A more detailed discussion of the Option Plan and RSU Plan can be found under the heading “Stock Options and RSUs.” The Option Plan and the RSU Plan form a long-term incentive plan for employees including executive officers and, in the case of the Option Plan, our consultants. Participation in the Option Plan and the RSU Plan is determined by the Compensation Committee, taking into account the recommendations of the Chief Executive Officer. The purpose of the Option Plan and the RSU Plan is to provide eligible participants with the opportunity to own the Common Shares of the company, enhance Ur-Energy’s ability to attract, retain and motivate key personnel, and align the participant’s interests with those of the shareholders. Awards made under the Option Plan and RSU Plan are based upon a pre-established formula tied to base salary and the compensation structure explained above.

Perquisites Including Benefits

We provide employees, including our executive officers, with perquisites including personal benefits that we believe are reasonable and consistent with the overall compensation program to better enable Ur-Energy to attract and retain quality employees. We periodically review the levels of perquisites provided to the employees and executive officers to ensure competitiveness and value. Executive officers who are employees of Ur-Energy participate in healthcare and other benefit programs on the same terms as other employees. During 2013, the vacation and sick time, paid-time off, benefit for the executive officers was amended to align more closely with the paid-time off policy for other employees.

Review of Compensation Program

The Compensation Committee from time to time undertakes a comprehensive review of our compensation program which includes competitive market data, pay grades, share ownership guidelines and short-term and long-term incentives. Most recently, a comprehensive review of compensation of all employees, including executive officers, was completed during 2012, which utilized inflation factors as indicated by consumer price indices for relevant regions, as well as a variety of compensation surveys.

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The Compensation Committee recommended to the Board of Directors a compensation program which continues in 2014. The key elements of the Compensation Program include base salary, short-term incentive plan, long-term equity incentives and perquisites which includes personal benefits. In early 2012, the Compensation Committee recommended and the Board approved refinement of the Share Ownership Guidelines for executive officers and non-executive directors, including revisions to the ownership requirements for non-executive directors, as discussed below and under the heading “Compensation of Directors.”

Share Ownership Guidelines

All executive officers and directors are encouraged to have a significant long-term financial interest in our company. To encourage alignment of the interests of the executive officers, directors and shareholders, in 2009, the Board of Directors mandated that each executive officer of Ur-Energy, whether currently appointed or appointed in the future, is required to invest an amount equal to one times the executive officer’s annual base salary in shares or securities exercisable into shares on or before the later of (i) December 31, 2013, or (ii) the fifth anniversary of the executive officer’s appointment. The investment amount is calculated using the amount of the base salary of the executive officer at the later of (i) January 1, 2009, or (ii) the date of executive officer’s appointment. The share ownership requirements are also applicable to the non-executive directors.

In February 2012, the Board approved Share Ownership Guidelines which provide greater detail to the ownership requirements of the directors and executive officers, and approved a modification to the ownership requirements of the non-executive directors. Reviewed most recently in February 2013, all executive directors and executive officers meet the Share Ownership Guidelines or are on-track to meet the Share Ownership Guidelines within the prescribed timeframes.

Although our executive officers and directors are not prohibited from hedging or otherwise offsetting a decrease in market value of the equity securities granted as compensation, no executive officer or director has purchased such financial instruments or prepaid variables for that purpose.

2014 Compensation Program Objectives

The Compensation Committee has implemented and overseen the foregoing compensation program in an effort to balance the motivational elements of the performance-based STIP program with retention awards under the LTIP program in an effort to align the interests of our executive officers and employees with those of the shareholders while promoting shareholder value. Our executive officer compensation program is designed to provide motivation and incentives to our executives with a view to:

•	enhancing shareholder value and successfully implementing our business strategy and objectives;
•	attracting and retaining key employees;
•	recognizing the scope and level of responsibility of each position;
•	providing a competitive level of total compensation to all executives; and
•	rewarding superior performance and achievement.

Ur-Energy evaluates both performance and compensation to ensure that our compensation philosophy and objectives are met.

The Compensation Committee recommended and the Board approved, on February 28, 2012, the inclusion in the Compensation Committee Charter of an additional review, by the Committee, to consider the implications of the risks associated with Ur-Energy’s Compensation policies and practices in order to avoid encouraging inappropriate risk taking by executive officers. The Committee has undertaken reviews of this type in conjunction with periodic reviews of the compensation program.

EXECUTIVE COMPENSATION

Cash Compensation Payable to our Named Executive Officers

The following table sets forth the summary information concerning compensation paid to or earned during the financial years ended December 31, 2013, 2012 and 2011 by our Chief Executive Officer, Chief Financial Officer and the three highest paid executive officers, who were serving as executive officers at December 31, 2013 (collectively, the “Named Executive Officers”).

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Summary Compensation Table (1)

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards(2) ($)	Option awards(2) ($)	Non-equity incentive plan compensation (3) ($)	Change in pension value and nonqualified deferred compensation ($)	All other compensation ($)	Total ($)

Wayne W. Heili (4) (5)	2013	258,284	50,000	25,727	67,890	Nil	Nil	Nil	401,901
Director, President, and	2012	256,882	Nil	50,492	98,688	17,025	Nil	Nil	423,087
Chief Exectuve Officer	2011	240,997	Nil	74,255	344,286	Nil	Nil	Nil	659,538

Roger L. Smith (6) (7)	2013	252,668	40,000	22,650	59,772	Nil	Nil	Nil	375,090
Chief Financial Officer and	2012	251,297	Nil	44,457	86,888	15,325	Nil	Nil	397,967
Chief Administrative Officer	2011	243,665	Nil	79,557	349,487	Nil	Nil	Nil	672,709

Jeffrey T. Klenda (8) (9)	2013	258,284	50,000	25,727	67,890	Nil	Nil	Nil	401,901
Chair and	2012	256,882	Nil	50,492	98,688	17,025	Nil	Nil	423,087
Executive Director	2011	233,724	Nil	94,292	256,588	Nil	Nil	Nil	584,604

Penne A. Goplerud(10) (11)	2013	227,162	40,000	20,364	53,739	Nil	Nil	Nil	341,265
General Counsel and	2012	205,651	Nil	35,282	68,228	10,599	Nil	Nil	319,760
Corporate Secretary	2011	163,053	Nil	26,793	177,345	Nil	Nil	Nil	367,191

Steven M. Hatten(12) (13)	2013	181,090	35,000	16,234	42,840	Nil	Nil	Nil	275,164
Vice President, Operations	2012	180,101	Nil	31,860	62,270	10,982	Nil	Nil	285,213
	2011	165,417	Nil	29,268	183,854	Nil	Nil	Nil	378,539

(1) Canadian dollar figures have been converted to U.S. dollar figures at the average exchange rate for 2013 of Cdn$1.00 = US$0.97104, for 2012 of CdnS1.00 = US$0.99184, and for 2011 of Cdn$1.00 = US$1.01109 as quoted by OANDA Corporation on its website www.oanda.com.

(2) The issuance of share-based and option-based awards in conjunction with the LTIP are shown in the year they were issued. The 2011 awards were issued in January 2012 while the 2012 awards were issued in December 2012 resulting in two years’ worth of awards in 2012. We intend to continue issuing the awards in December in future years.

(3) Annual incentive plan awards were earned in the years shown and are typically paid in the first quarter of the following year.

(4) Mr. Heili joined Ur-Energy in February 2007 pursuant to an employment agreement and was appointed to the position of Vice President, Mining & Engineering. In May 2011, Mr. Heili was appointed to be the President and Chief Operating Officer of the Company, as well as being named a director. He became President and Chief Executive Officer on August 1, 2011. See “Employment Agreements with our Named Executive Officers” below.

(5) In 2013, Mr. Heili received options for 88,302 Common Shares on December 27, 2013 at an exercise price of Cdn$1.20. These options expire on December 27, 2018. Mr. Heili received a grant of 22,076 RSUs on December 27, 2013. In addition, Mr. Heili received options for 57,249 Common Shares on April 25, 2013 at an exercise price of Cdn$0.77. These options expire on April 25, 2018. In 2012, Mr. Heili received options for 130,077 Common Shares on December 7, 2012 at an exercise price of Cdn$0.76. These options expire on December 7, 2017. Mr. Heili received a grant of 32,694 RSUs on December 7, 2012. In addition, Mr. Heili received options for 112,767 Common Shares on January 12, 2012 at an exercise price of Cdn$0.91. These options expire on January 12, 2017. Mr. Heili received a grant of 28,192 RSUs on January 12, 2012. In 2011, Mr. Heili received options for 102,354 Common Shares on January 28, 2011 at an exercise price of Cdn$2.87. These options expire on January 28, 2016. Mr. Heili received a grant of 25,589 RSUs on January 28, 2011. In addition, Mr. Heili received options for 150,000 Common Shares on July 7, 2011 at an exercise price of Cdn$1.57. These options expire on July 7, 2016. Mr. Heili also received options for 81,847 Common Shares on September 9, 2011 at an exercise price of Cdn$1.17. These options expire on September 9, 2016.

(6) Roger Smith joined Ur-Energy in May 2007 and was appointed to the position of Chief Financial Officer pursuant to an employment agreement. In August 2007, Mr. Smith was further appointed as Vice President, Finance, IT & Administration. In May 2011, Mr. Smith assumed additional responsibilities, and in addition to continuing to serve as Chief Financial Officer was appointed Chief Administrative Officer. See “Employment Agreements with our Named Executive Officers” below.

(7) In 2013, Mr. Smith received options for 77,744 Common Shares on December 27, 2013 at an exercise price of Cdn$1.20. These options expire on December 27, 2018. Mr. Smith received a grant of 19,436 RSUs on December 27, 2013. In addition, Mr. Smith received options for 50,403 Common Shares on April 25, 2013 at an exercise price of Cdn$0.77. These options expire on April 25, 2018. In 2012, Mr. Smith received options for 115,139 Common Shares on December 7, 2012 at an exercise price of Cdn$0.76. These options expire on December 7, 2017. Mr. Smith received a grant of 28,786 RSUs on December 7, 2012. In addition, Mr. Smith received options for 99,284 Common Shares on January 12, 2012 at an exercise price of Cdn$0.91. These options expire on January 12, 2017. Mr. Smith received a grant of 24,822 RSUs on January 12, 2012. In 2011, Mr. Smith received options for 109,666 Common Shares on January 28, 2011 at an exercise price of Cdn$2.87. These options expire on January 28, 2016. Mr. Smith received a grant of 27,416 RSUs on January 28, 2011. In addition, Mr. Smith received options for 150,000 Common Shares on July 7, 2011 at an exercise price of Cdn$1.57. These options expire on July 7, 2016. Mr. Smith also received options for 72,061 Common Shares on September 9, 2011 at an exercise price of Cdn$1.17. These options expire on September 9, 2016.

(8) Mr. Klenda became a director of Ur-Energy in August 2004 and Chair of the Board of Directors and Executive Director in January 2006. Mr. Klenda was a consultant to the Company from August 2004 to December 31, 2006. Mr. Klenda entered into an employment agreement with Ur-Energy on January 1, 2007, as amended. See “Employment Agreements with our Named Executive Officers” below.

(9) In 2013, Mr. Klenda received options for 88,302 Common Shares on December 27, 2013 at an exercise price of Cdn$1.20. These options expire on December 27, 2018. Mr. Klenda received a grant of 22,076 RSUs on December 27, 2013. In addition, Mr. Klenda received options for 57,249 Common Shares on April 25, 2013 at an exercise price of Cdn$0.77. These options expire on April 25, 2018. In 2012, Mr. Klenda received options for 130,777 Common Shares on December 7, 2012 at an exercise price of Cdn$0.76. These options expire on December 7, 2017. Mr. Klenda received a grant of 32,694 RSUs on December 7, 2012. In addition, Mr. Klenda received options for 112,767 Common Shares on January 12, 2012 at an exercise price of Cdn$0.91. These options expire on January 12, 2017. Mr. Klenda received a grant of 28,192 RSUs on January 12, 2012. In 2011, Mr. Klenda received options for 129,974 Common Shares on January 28, 2011 at an exercise price of Cdn$2.87. These options expire on January 28, 2016. Mr. Klenda received a grant of 32,494 RSUs on January 28, 2011. In addition, Mr. Klenda received options for 81,847 Common Shares on September 9, 2011 at an exercise price of Cdn$1.17. These options expire on September 9, 2016.

(10) Ms. Goplerud joined Ur-Energy in August 2007 as Associate General Counsel. In May 2011, Ms. Goplerud was appointed General Counsel and Corporate Secretary. Ms. Goplerud entered into an employment agreement with the Company on May 17, 2011, as amended. See “Employment Agreements with our Named Executive Officers” below.

(11) In 2013, Ms. Goplerud received options for 69,896 Common Shares on December 27, 2013 at an exercise price of Cdn$1.20. These options expire on December 27, 2018. Ms. Goplerud received a grant of 17,474 RSUs on December 27, 2013. In addition, Ms. Goplerud received options for 45,315 Common Shares on April 25, 2013 at an exercise price of Cdn$0.77. These options expire on April 25, 2018. In 2012, Ms. Goplerud received options for 103,516 Common Shares on December 7, 2012 at an exercise price of Cdn$0.76. These options expire on December 7, 2017. Ms. Goplerud received a grant of 25,880 RSUs on December 7, 2012. In addition, Ms. Goplerud received options for 68,667 Common Shares on January 12, 2012 at an exercise price of Cdn$0.91. These options expire on January 12, 2017. Ms. Goplerud received a grant of 17,166 RSUs on January 12, 2012. In 2011, Ms. Goplerud received options for 36,934 Common Shares on January 28, 2011 at an exercise price of Cdn$2.87. These options expire on January 28, 2016. Ms. Goplerud received a grant of 9,233 RSUs on January 28, 2011. In addition, Ms. Goplerud received options for 100,000 Common Shares on July 7, 2011 at an exercise price of Cdn$1.57. These options expire on July 7, 2016. Ms. Goplerud also received options for 49,838 Common Shares on September 9, 2011 at an exercise price of Cdn$1.17. These options expire on September 9, 2016

(12) Mr. Hatten joined Ur-Energy in April 2007 as the Engineering Manager and was subsequently named Director of Engineering & Operations in 2010. In May 2011, Mr. Hatten was named Vice President Operations. Mr. Hatten entered into an employment agreement with the Company on May 17, 2011, as amended. See “Employment Agreements with our Named Executive Officers” below.

(13) In 2013, Mr. Hatten received options for 55,720 Common Shares on December 27, 2013 at an exercise price of Cdn$1.20. These options expire on December 27, 2018. Mr. Hatten received a grant of 13,930 RSUs on December 27, 2013. In addition, Mr. Hatten received options for 36,125 Common Shares on April 25, 2013 at an exercise price of Cdn$0.77. These options expire on April 25, 2018. In 2012, Mr. Hatten received options for 82,523 Common Shares on December 7, 2012 at an exercise price of Cdn$0.76. These options expire on December 7, 2017. Mr. Hatten received a grant of 20,630 RSUs on December 7, 2012. In addition, Mr. Hatten received options for 71,150 Common Shares on January 12, 2012 at an exercise price of Cdn$0.91. These options expire on January 12, 2017. Mr. Hatten received a grant of 17,788 RSUs on January 12, 2012. In 2011, Mr. Hatten received options for 40,343 Common Shares on January 28, 2011 at an exercise price of Cdn$2.87. These options expire on January 28, 2016. Mr. Hatten received a grant of 10,086 RSUs on January 28, 2011. In addition, Mr. Hatten received options for 100,000 Common Shares on July 7, 2011 at an exercise price of Cdn$1.57. These options expire on July 7, 2016. Mr. Hatten also received options for 51,641 Common Shares on September 9, 2011 at an exercise price of Cdn$1.17. These options expire on September 9, 2016.

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Equity Incentive Plans

The following table sets forth certain summary information concerning our equity compensation plans as at December 31, 2013. Directors, officers, employees, and consultants are eligible to participate in the Stock Option Plan. Directors and employees, including executive officers, are eligible to participate in the Restricted Share Unit (“RSU”) Plan.

	Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (C$)	Number of Common Shares Remaining for Future Issuance (Excluding Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights)
Equity compensation plans approved by securityholders(1)	9,965,2269	$1.27(2)	1,352,811(3)
Equity compensation plans not approved by securityholders	-	-	-

(1)	Our shareholders have approved both the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005, as amended, and the Ur-Energy Inc. Amended Restricted Share Unit Plan.
(2)	The exercise price represents the weighted exercise price of the 9,273,659 outstanding stock options.

Represents 1,065,872 Common Shares remaining available for issuance under the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005 and 286,939 Common Shares available under the Ur-Energy Amended Restricted Share Unit Plan.

Stock Options and RSUs

We adopted the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005 in order to advance our interests by providing directors, officers, employees and consultants with a financial incentive tied to Ur-Energy’s long-term financial performance and continued service to or employment with us.

We adopted the Ur-Energy Inc. Amended Restricted Share Unit Plan as part of our overall stock-based compensation plan. The RSU Plan allows participants to earn Common Shares over time, rather than options that give participants the right to purchase shares at a set price.

A total of up to 10% of Ur-Energy’s issued and outstanding Common Shares may be reserved for issuance pursuant to the Option Plan and the RSU Plan, in the aggregate. As of March 20, 2014, we have listed and reserved 10,173,027 Common Shares in the aggregate of which 9,360,325 Common Shares were notionally reserved under the Option Plan, and 812,702 Common Shares were notionally reserved under the RSU Plan. We have historically allocated, and expect going forward will allocate, approximately 80% of those reserved shares to the Option Plan and 20% to the RSU Plan. Of those currently reserved, 8,222,123 options for Common Shares have been granted and are outstanding, and 453,230 RSUs have been granted and are outstanding as at March 20, 2014. The number of shares reserved is subject to adjustment if the Common Shares are subdivided, consolidated, converted or reclassified or the number of Common Shares varies as a result of a stock dividend or an increase or a reduction in our share capital.

Option Plan

Under the Option Plan, options may be granted to all of our directors, executive officers, eligible employees and consultants. The maximum number of Common Shares that may be reserved for issuance to any one person under the Option Plan is five percent of the number of Common Shares outstanding at the time of reservation. The options are personal and non-assignable. The exercise price for Common Shares subject to an option is determined by the Board of Directors at the time of grant and may not be less than the market price of the Common Shares at the time the option is granted. Options are generally exercisable as to 10% immediately on the date of grant; with an additional 22% becoming exercisable four and one-half months after the date of grant; 22% becoming exercisable nine months after the date of grant; 22% thirteen and one-half months after the date of grant; and, the balance of 24% exercisable eighteen months after the date of grant, subject to the right of the Board of Directors to determine at the time of a particular grant that such options will become exercisable on different dates. An option may be for a term of up to five years and may not be assigned.

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Options granted under the Option Plan are subject to early termination under certain circumstances, including (i) one year after the death of the option holder, (ii) three months after the option holder’s resignation or dismissal without cause as an employee or consultant, or (iii) immediately upon the option holder’s dismissal for cause as an employee. In each case, only options vested at the time of the event which gave rise to such early termination may be exercised by the option holder during such period. The Option Plan also provides that upon a change of control all options under the Option Plan vest immediately and are immediately exercisable.

The Option Plan and the terms of any outstanding option may be amended at any time by the Board of Directors subject to any required regulatory or shareholder approvals, provided that where such an amendment would prejudice the rights of an option holder under any outstanding option, the consent of the option holder is required to be obtained.

In October 2011, the Board of Directors last amended the Option Plan by making certain non-substantive, clarifying, edits particularly in respect of U.S. tax consequences. These amendments did not require shareholder approval.

RSU Plan

The RSU Plan was adopted by the Board of Directors on May 7, 2010 and was approved most recently, as amended, by our shareholders on April 25, 2013. The RSU Plan is a plan which includes directors and employees, including executive officers, of Ur-Energy. The Board of Directors has appointed the Compensation Committee to determine which persons are entitled to participate in the RSU Plan and the number of RSUs to be awarded to each participant. RSUs awarded to participants are credited to a notional account that is established on their behalf and maintained in accordance with the RSU Plan. Each RSU awarded conditionally entitles the participant to the delivery of one Common Share (or cash in lieu of such share at the Compensation Committee’s discretion) upon attainment of the RSU vesting period. RSUs awarded to participants vest in accordance with the terms of the RSU Plan over a two year period: 50% vest on the first anniversary and 50% vest on the second anniversary of the date of grant. On voluntary termination of employment, or resignation of a director from the Board of Directors, all unvested RSUs are forfeited.

The RSU Plan permits us to either redeem RSUs for cash or issue Common Shares from treasury in order to satisfy all or any portion of a vested RSU award. In the event of a change of control, as defined in the RSU Plan, we are required to redeem 100% of the RSUs granted to participants; and in the event of an involuntary termination of an employee, other than for cause, or a director who is not re-elected we are required to redeem the RSUs for cash.

Stock Option Plan Benefits

If the Stock Option Plan Resolution is passed for the renewal of the Option Plan, the following table demonstrates the benefits as at December 31, 2013 for the following Named Executive Officers, non-executive directors and all other eligible employees, based upon the number of options then exercisable and based upon the then weighted average exercise price of $1.19.

UR-ENERGY AMENDED AND RESTATED STOCK OPTION PLAN, 2005, AS AMENDED (as at December 31, 2013)
Name and position	Dollar value ($) (based upon weighted- avg. of $1.19)	Number of Options Outstanding and Exercisable
Wayne W. Heili, President & CEO	$840,767	706,527
Roger L. Smith, CFO & CAO	$727,448	611,301
Jeffrey T. Klenda, Executive Director	$642,754	540,129
Penne A. Goplerud, Corporate Secretary/General Counsel	$458,607	385,384
Steven M. Hatten, Vice President Operations	$455,420	382,706
Executive Group (Named Executive Officers)	$3,124,996	2,626,047
Non-Executive Director Group	$1,733,218	1,456,486
Non-Executive Officer Employee Group	$3,505,452	2,945,757

Grants of Plan-Based Awards to Named Executive Officers

The following table sets forth information concerning option-based and share-based awards granted to each of the Named Executive Officers outstanding as of December 31, 2013.

14

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards
Name	Grant date	Thres- hold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All other stock awards: Number of shares of stock or units(1) (#)	All other option awards: Number of securities underlying options(2) (#)	Exercise of base price of option awards (Cdn$/Sh)	Grant date fair value of stock and option awards (US$)
Wayne W. Heili	4/25/2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	57,249	$0.77	$0.34
	12/27/2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	88,203	$1.20	$0.55
	12/27/2013	Nil	Nil	Nil	Nil	Nil	Nil	22,076	Nil	Nil	$1.17

Roger L. Smith	4/25/2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	50,403	$0.77	$0.34
	12/27/2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	77,744	$1.20	$0.55
	12/27/2013	Nil	Nil	Nil	Nil	Nil	Nil	19,436	Nil	Nil	$1.17

Jeffrey T. Klenda	4/25/2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	57,249	$0.77	$0.34
	12/27/2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	88,203	$1.20	$0.55
	12/27/2013	Nil	Nil	Nil	Nil	Nil	Nil	22,076	Nil	Nil	$1.17

Penne A. Goplerud	4/25/2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	45,315	$0.77	$0.34
	12/27/2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	69,896	$1.20	$0.55
	12/27/2013	Nil	Nil	Nil	Nil	Nil	Nil	17,474	Nil	Nil	$1.17

Steven M. Hatten	4/25/2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	36,125	$0.77	$0.34
	12/27/2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	55,720	$1.20	$0.55
	12/27/2013	Nil	Nil	Nil	Nil	Nil	Nil	13,930	Nil	Nil	$1.17

(1) Grants made pursuant to the Ur-Energy Inc. Amended Restricted Share Unit Plan, as amended. RSUs awarded to participants vest in accordance with the terms of the RSU Plan over a two year period: 50% vest on the first anniversary and 50% vest on the second anniversary of the date of grant.

(2) Grants made pursuant to the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005, as amended. Options are exercisable as to 10% immediately on the date of grant; with an additional 22% becoming exercisable four and one-half months after the date of grant; 22% becoming exercisable nine months after the date of grant; 22% thirteen and one-half months after the date of grant; and, the balance of 24% exercisable eighteen months after the date of grant.

Outstanding Equity Awards at December 31, 2013

The following table sets forth information concerning the value vested or earned in respect of incentive plan awards during the financial year ended December 31, 2013 by each of the Named Executive Officers:

15

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexer-cisable	Equity incentive plan awards: number of securities underlying unexercised options (#)	Options exercise price (Cdn$)	Option expira- tion date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares units or other fights that have not vested ($)
Wayne W. Heili	101,250	Nil	Nil	$0.90	9/2/14	Nil	Nil	Nil	Nil
	60,539	Nil	Nil	$0.81	3/5/15	Nil	Nil	Nil	Nil
	102,354	Nil	Nil	$2.87	1/28/16	Nil	Nil	Nil	Nil
	150,000	Nil	Nil	$1.57	7/7/16	Nil	Nil	Nil	Nil
	81,847	Nil	Nil	$1.17	9/9/16	Nil	Nil	Nil	Nil
	112,767	Nil	Nil	$0.91	1/12/17	Nil	Nil	Nil	Nil
	70,620	60,157	Nil	$0.76	12/7/17	Nil	Nil	Nil	Nil
	18,320	38,929	Nil	$0.77	4/25/18	Nil	Nil	Nil	Nil
	8,830	79,472	Nil	$1.20	12/27/18	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	14,096	19,452	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	16,347	22,559	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	22,076	30,465	Nil	Nil
Roger L. Smith	57,321	Nil	Nil	$0.90	9/2/14	Nil	Nil	Nil	Nil
	36,891	Nil	Nil	$0.81	3/5/15	Nil	Nil	Nil	Nil
	109,666	Nil	Nil	$2.87	1/28/16	Nil	Nil	Nil	Nil
	150,000	Nil	Nil	$1.57	7/7/16	Nil	Nil	Nil	Nil
	72,061	Nil	Nil	$1.17	9/9/16	Nil	Nil	Nil	Nil
	99,284	Nil	Nil	$0.91	1/12/17	Nil	Nil	Nil	Nil
	62,175	52,964	Nil	$0.76	12/7/17	Nil	Nil	Nil	Nil
	16,129	34,274	Nil	$0.77	4/25/18	Nil	Nil	Nil	Nil
	7,774	69,970	Nil	$1.20	12/27/18	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	12,411	17,127	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	14,393	19,862	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	19,436	26,822	Nil	Nil
Jeffrey T. Klenda	68,571	Nil	Nil	$0.90	9/2/14	Nil	Nil	Nil	Nil
	49,200	Nil	Nil	$0.81	3/5/15	Nil	Nil	Nil	Nil
	129,974	Nil	Nil	$2.87	1/28/16	Nil	Nil	Nil	Nil
	81,847	Nil	Nil	$1.17	9/9/16	Nil	Nil	Nil	Nil
	112,767	Nil	Nil	$0.91	1/12/17	Nil	Nil	Nil	Nil
	70,620	60,157	Nil	$0.76	12/7/17	Nil	Nil	Nil	Nil
	18,320	38,929	Nil	$0.77	4/25/18	Nil	Nil	Nil	Nil
	8,830	79,472	Nil	$1.20	12/27/18	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	14,096	19,452	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	16,347	22,559	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	22,076	30,465	Nil	Nil
Penne A. Goplerud	30,710	Nil	Nil	$0.90	9/2/14	Nil	Nil	Nil	Nil
	21,845	Nil	Nil	$0.81	3/5/15	Nil	Nil	Nil	Nil
	36,934	Nil	Nil	$2.87	1/28/16	Nil	Nil	Nil	Nil
	100,000	Nil	Nil	$1.57	7/7/16	Nil	Nil	Nil	Nil
	49,838	Nil	Nil	$1.17	9/9/16	Nil	Nil	Nil	Nil
	68,667	Nil	Nil	$0.91	1/12/17	Nil	Nil	Nil	Nil
	55,899	47,617	Nil	$0.76	12/7/17	Nil	Nil	Nil	Nil
	14,501	30,814	Nil	$0.77	4/25/18	Nil	Nil	Nil	Nil
	6,990	62,906	Nil	$1.20	12/27/18	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	8,583	11,845	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	12,940	17,857	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	17,474	24,114	Nil	Nil
Steven M. Hatten	36,771	Nil	Nil	$0.90	9/2/14	Nil	Nil	Nil	Nil
	21,107	Nil	Nil	$0.81	3/5/15	Nil	Nil	Nil	Nil
	40,343	Nil	Nil	$2.87	1/28/16	Nil	Nil	Nil	Nil
	100,000	Nil	Nil	$1.57	7/7/16	Nil	Nil	Nil	Nil
	51,641	Nil	Nil	$1.17	9/9/16	Nil	Nil	Nil	Nil
	71,150	Nil	Nil	$0.91	1/12/17	Nil	Nil	Nil	Nil
	44,562	37,961	Nil	$0.76	12/7/17	Nil	Nil	Nil	Nil
	11,560	24,565	Nil	$0.77	4/25/18	Nil	Nil	Nil	Nil
	5,572	50,148	Nil	$1.20	12/27/18	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	8,894	12,274	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	10,315	14,235	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	13,930	19,223	Nil	Nil

16

Option Exercises and Stock Vested

The following table sets forth the value realized on options exercise and stock awards vested for the Named Executive Officers for the year ended December 31, 2013.

	Option awards		Stock awards
Name	Number of shares acquired on exercise ($)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Wayne W. Heili	Nil	Nil	14,096	12,827
	Nil	Nil	12,794	11,131
	Nil	Nil	16,347	18,963
Roger L. Smith	Nil	Nil	12,411	11,294
	Nil	Nil	13,708	11,926
	Nil	Nil	14,393	16,696
Jeffrey T. Klenda	Nil	Nil	14,096	12,827
	Nil	Nil	16,247	14,135
	Nil	Nil	16,347	18,963
	68,571	41,592	Nil	Nil
Penne A. Goplerud	Nil	Nil	8,583	7,811
	Nil	Nil	4,616	4,016
	Nil	Nil	12,940	15,010
	10,710	6,496	Nil	Nil
Steven M. Hatten	Nil	Nil	8,894	8,094
	Nil	Nil	5,043	4,387
	Nil	Nil	10,315	11,965

The following table sets forth information concerning the value vested or earned in respect of incentive plan awards during the financial year ended December 31, 2013, by each of our Named Executive Officers.

17

Incentive Plan Awards - Value Vested or Earned During the

Financial Year Ended December 31, 2013

	Option-based Awards		Share-based Awards		Non-equity incentive plan compensation
Name	Number of Securities Underlying Options Vested (#)	Value vested during the year ($)	Number of Shares or Units of Shares Vested (#)	Value vested during the year ($)	Value earned during the year ($)

Wayne W. Heili	192,208	26,010.09	43,237	47,330.82	50,000
Roger L. Smith	173,530	22,900.07	40,512	43,847.72	40,000
Jeffrey T. Klenda	156,208	26,010.09	46,690	50,403.99	50,000
Penne A. Goplerud	134,586	19,154.96	26,139	30,294.88	40,000
Steven M. Hatten	122,565	16,412.07	24,252	27,168.59	35,000

Employment Agreements with our Named Executive Officers

Ur-Energy entered into an employment agreement with Mr. Wayne Heili dated February 19, 2007, as amended, when he was hired to be the Vice President Mining & Engineering. Most recently, Mr. Heili’s employment agreement was amended effective in 2011 to reflect his new positions as President and Chief Executive Officer. Currently, Mr. Heili is entitled to a salary of $258,284 per year and a discretionary bonus to be set by the Board. Mr. Heili is entitled to receive stock option grants under the terms and conditions of the Option Plan, and RSUs under the terms and conditions of the RSU Plan, and as determined by the Board. In the event Ur-Energy terminates the employment agreement with Mr. Heili without cause, Mr. Heili will be entitled to a lump sum payment equivalent to two years base salary (a total of $516,568). In the event of change of control, and Mr. Heili’s termination by, or resignation from, Ur-Energy within 12 months of the change of control, Mr. Heili will be entitled to a lump sum payment equivalent to two years base salary (a total of $516,568). Mr. Heili is subject to non-competition and non-solicitation restrictions for a period of one year upon termination of the employment agreement.

Ur-Energy entered into an employment agreement with Mr. Roger Smith dated May 15, 2007, as amended, when he was hired to be the Chief Financial Officer. Most recently, Mr. Smith’s employment agreement was amended in 2011 to reflect his new positions as Chief Financial Officer and Chief Administrative Officer. Currently, Mr. Smith is entitled to a salary of $252,668 per year and a discretionary bonus to be set by the Board. Mr. Smith is entitled to receive stock option grants under the terms and conditions of the Option Plan, and RSUs under the terms and conditions of the RSU Plan, and as determined by the Board. In the event that Ur-Energy terminates the employment agreement with Mr. Smith without cause, Mr. Smith will be entitled to a lump sum payment equivalent to two years base salary (a total of $505,336). In the event of a change of control, and Mr. Smith’s termination by, or resignation from, Ur-Energy within 12 months of the change of control, Mr. Smith will be entitled to a lump sum payment equivalent to two years base salary (a total of $505,336). Mr. Smith is subject to non-solicitation restrictions for a period of one year upon termination of the employment agreement.

Ur-Energy entered into an employment agreement with Mr. Jeffrey Klenda dated January 1, 2007, as amended. Most recently, Mr. Klenda’s employment agreement was amended in 2011 to reflect his full-time status and, in 2013, to provide for severance pay in the event of Mr. Klenda’s termination of the agreement. Currently, Mr. Klenda is entitled to a salary of $258,284 per year and a discretionary bonus to be set by the Board of Directors. Mr. Klenda is entitled to receive stock option grants under the terms and conditions of the Option Plan, and RSUs under the terms and conditions of the RSU Plan, and as determined by the Board of Directors. In the event that Ur-Energy terminates the employment agreement with Mr. Klenda without cause, or if Mr. Klenda terminates the agreement, Mr. Klenda will be entitled to a lump sum payment equivalent to two years base salary (a total of $516,568). In the event of a change of control and Mr. Klenda’s termination by, or resignation from, Ur-Energy within 12 months of the change of control Mr. Klenda will be entitled to a lump sum payment equivalent to two years base salary (a total of $516,568). Mr. Klenda is subject to non-solicitation restrictions for a period of one year upon termination of the employment agreement.

Ur-Energy entered into an employment agreement with Ms. Penne A. Goplerud dated May 17, 2011, as amended. Currently, Ms. Goplerud is entitled to a salary of $227,162 per year and a discretionary bonus to be set by the Board of Directors. Ms. Goplerud is entitled to receive stock option grants under the terms and conditions of the Option Plan, and RSUs under the terms and conditions of the RSU Plan, and as determined by the Board of Directors. In the event that Ur-Energy terminates the employment agreement with Ms. Goplerud without cause, Ms. Goplerud will be entitled to a lump sum payment equivalent to 18 months base salary (a total of $340,743). In the event of a change of control and Ms. Goplerud’s termination by, or resignation from, Ur-Energy within 12 months of the change of control Ms. Goplerud will be entitled to a lump sum payment equivalent to 18 months base salary (a total of $340,743). Ms. Goplerud is subject to non-solicitation restrictions for a period of one year upon termination of the employment agreement.

18

Ur-Energy entered into an employment agreement with Mr. Steven M. Hatten dated May 17, 2011, as amended. Currently, Mr. Hatten is entitled to a salary of $181,090 per year and a discretionary bonus to be set by the Board of Directors. Mr. Hatten is entitled to receive stock option grants under the terms and conditions of the Option Plan, and RSUs under the terms and conditions of the RSU Plan, and as determined by the Board of Directors. In the event that Ur-Energy terminates the employment agreement with Mr. Hatten without cause, Mr. Hatten will be entitled to a lump sum payment equivalent to 18 months base salary (a total of $271,635). In the event of a change of control and Mr. Hatten’s termination by, or resignation from, Ur-Energy within 12 months of the change of control Mr. Hatten will be entitled to a lump sum payment equivalent to 18 months base salary (a total of $271,635). Mr. Hatten is subject to non-competition and non-solicitation restrictions for a period of one year upon termination of the employment agreement.

The employment agreements have been amended from time to time. In December 2008, all executive employment agreements then in place were amended to insert necessary provisions for compliance with Section 409A provision of the Internal Revenue Code of 1986 (“IRC”), as amended, including the timing of payments or deferred compensation in the event of a change of control or termination from Ur-Energy. In November 2009, the executive employment agreements in place were amended to insert provisions to provide for the establishment of a trust to hold and invest certain separation payments which Ur-Energy becomes obligated to pay because of a voluntary termination by the executive or involuntary termination by Ur-Energy or in the event of a change of a control but which payments have been delayed under Section 490A of the IRC.

In May 2011, existing employment agreements were amended to reflect the assumption of new responsibilities and/or new titles by the serving executive officers. Additionally, three new agreements were completed in May 2011, as described above. In November 2011, all the employment agreements of the executive officers were amended to provide that Ur-Energy will bear the costs of a mediator in the event of informal dispute resolution, with each party to bear its own attorney fees or other expenses. This amendment was recommended for approval by the Compensation Committee and approved by the Board. In February 2013, the Compensation Committee recommended, and the Board approved a change to the employment agreements regarding “paid time off” benefits to more directly coincide with the structure and accruals of paid time off benefits available to other eligible employees of Ur-Energy.

Potential Payments upon Termination or Change of Control

Upon separation of employment of our executive officers, including under circumstances of termination without cause or of change of control, the Ur-Energy Stock Option Plan and Amended RSU Plan govern the treatment of outstanding equity compensation in the form of vested stock options and restricted share units not yet redeemed. All vested options of Designated Officers (all of our current executive officers, as defined by the plan and resolution of our Board) will expire on the expiration date identified at the time of the grant of the option, and all unvested options will expire upon termination. The RSU Plan provides that the RSUs of an employee who is an eligible person who is involuntarily terminated without cause, shall be redeemed for cash at a fair market value on the redemption/termination date. In the event of a change of control, as defined in the RSU Plan, all of the RSUs granted and outstanding will be redeemed as soon as reasonably practical and not later than 30 days following the redemption date associated with the change of control.

Each of our named executive officers has entered into an employment agreement that provides for certain payments if the executive’s employment is terminated in connection with a change of control.  See “Employment Agreements with our Named Executive Officers” above.  In addition, upon the occurrence of a change of control, all of the executive’s unvested options and RSUs will vest.  The table below shows the amounts that would be payable or vest assuming that a change of control occurred on December 31, 2013 and that such executive’s employment terminated on that date.

Name	Cash ($)	Equity ($)(1)	Pension/ NQDC ($)	Perquisites/ benefits ($)	Tax reimbursement ($)	Other ($)	Total ($)
Wayne W. Heili	516,568	219,310	Nil	Nil	Nil	Nil	735,878
Roger L. Smith	505,336	138,654	Nil	Nil	Nil	Nil	643,990
Jeffrey T. Klenda	516,568	177,140	Nil	Nil	Nil	Nil	693,708
Penne A. Goplerud	340,743	177,075	Nil	Nil	Nil	Nil	517,818
Steven M. Hatten	271,635	146,441	Nil	Nil	Nil	Nil	418,076

(1) Equity values upon change of control, based upon options, RSU and price per common share as of December 31, 2013 represents the following: Heili (stock options: $148,101; RSUs: $71,209); Smith (stock options: $75,959; RSUs $62,695); Klenda (stock options: $105,931; RSUs: $71,209); Goplerud (stock options: $124,200; RSUs: $52,875); Hatten (stock options: $101,509; RSUs: $44,932).

19

Executive Compensation – Related Fees

The Compensation Committee did not utilize any outside consulting or other services during 2013 for the review of executive compensation and therefore there were no related fees during 2013.

 COMPENSATION OF DIRECTORS

In October 2011, the Compensation Committee approved the retention of Roger Gurr & Associates (“RG&A”) to review the compensation of the non-executive directors. The review compared the compensation of Ur-Energy’s non-executive directors with a comparator group of 20 junior mining exploration and development companies with exploration activities focused mainly in North America, with similar market capitalization and similar primary interests in uranium, base metals and/or rare earth minerals.  The comparator group included Augusta Resource Corp., Copper Mountain Mining Corp., MAG Silver Corp., Alexco Resource Corp., Nevada Copper Corp., Avalon Rare Metals Inc., Duluth Metals Ltd., General Moly Inc., Orezone Gold Corp., Vista Gold Corp., Baja Mining Corp., Uranium Energy Corp., Uranerz Energy Corp., UEX Corp., Atna Resources Ltd., Uranium Resources Inc., Mega Uranium Ltd., Formation Metals Inc., Forsys Metals Corp., and Laramide Resources Ltd. The results of the comparative study indicate that the Company’s non-executive director compensation was below market on average and, as a result, RG&A recommended adjustments to retainer compensation, meeting attendance fees and equity compensation.

The Compensation Committee began its initial review of the comparative study in February 2012. The review and consideration of the recommendations was completed mid-year, after which the Compensation Committee recommended and the Board approved, effective September 1, 2012, an increase for non-executive directors in the base cash retainer compensation to $24,000. Meeting fees were also adjusted: meeting fees for board attendance now are set at $1,000 (without distinction whether attending in person or by telephone). Additionally, committee meeting attendance is compensated at $500 per Audit Committee meeting and $250 per meeting for other committees. Working time spent for committee participation, not attendant to regular meetings, will be compensated at the rate of $250/half day and $500/full day to be monitored by the Compensation Committee and reported to the Board of Directors.

In addition to other compensation received by our directors, a 2008 resolution provides that non-management directors participating on ad hoc or special committees of the Board of Directors, which may be constituted from time to time, are entitled to additional director fees, to be determined in accordance with additional duties and requirements requested of those individuals from time to time. There currently are no such ad hoc or special committees of the Board of Directors.

The following table sets forth the summary information concerning compensation paid to or earned during the financial year ended December 31, 2013 by our non-executive directors.

Non-Executive Director Compensation For the Financial Year Ended December 31, 2013

Name	Fees earned ($)	Share-based awards ($)	Option-based awards ($)	Non-equity incentive plan compensation ($)	Pension value ($)	All other compensation ($)	Total ($)

W. William Boberg (1)	$34,000	$13,644	$36,527	Nil	Nil	Nil	$84,171
James M. Franklin(2)	$37,500	$13,644	$36,527	Nil	Nil	Nil	$87,671
Paul Macdonell(3)	$37,750	$13,644	$36,527	Nil	Nil	Nil	$87,921
Thomas Parker(4)	$37,250	$13,644	$36,527	Nil	Nil	Nil	$87,421

(1)	In 2013, Mr. Boberg received options for 46,829 Common Shares on December 27, 2013 at an exercise price of Cdn$1.20. These options expire on December 27, 2018. Mr. Boberg received a grant of 11,708 RSUs on December 27, 2013. In addition, Mr. Boberg received options for 31,918 Common Shares on April 25, 2013 at an exercise price of Cdn$0.77. These options expire on April 25, 2018.

(2)	In 2013, Mr. Franklin received options for 46,829 Common Shares on December 27, 2013 at an exercise price of Cdn$1.20. These options expire on December 27, 2018. Mr. Franklin received a grant of 11,708 RSUs on December 27, 2013. In addition, Mr. Franklin received options for 31,918 Common Shares on April 25, 2013 at an exercise price of Cdn$0.77. These options expire on April 25, 2018.

(3)	In 2013, Mr. Macdonell received options for 46,829 Common Shares on December 27, 2013 at an exercise price of Cdn$1.20. These options expire on December 27, 2018. Mr. Macdonell received a grant of 11,708 RSUs on December 27, 2013. In addition, Mr. Macdonell received options for 31,918 Common Shares on April 25, 2013 at an exercise price of Cdn$0.77. These options expire on April 25, 2018.

(4)	In 2013, Mr. Parker received options for 46,829 Common Shares on December 27, 2013 at an exercise price of Cdn$1.20. These options expire on December 27, 2018. Mr. Parker received a grant of 11,708 RSUs on December 27, 2013. In addition, Mr. Parker received options for 31,918 Common Shares on April 25, 2013 at an exercise price of Cdn$0.77. These options expire on April 25, 2018.

20

All non-executive directors are encouraged to have a significant long-term financial interest in the Company. In 2009, the Compensation Committee recommended, and Board of Directors adopted, a resolution requiring mandatory minimum share ownership by the non-executive directors to encourage the alignment of their interests with those of our shareholders. Thereafter, non-executive directors were required to invest an amount equal to the non-executive director’s annual retainer in shares or securities exercisable into shares on or before the later of (i) December 31, 2013, or (ii) the fifth anniversary of the non-executive director’s election or appointment. The retainer amount was to be calculated using the amount of the annual retainer at the later of (i) January 1, 2009, or (ii) the date of the non-executive director’s election or appointment.

As discussed above under the heading “Share Ownership Guidelines,” in February 2012 the Compensation Committee recommended, and the Board of Directors approved, Share Ownership Guidelines which provide greater detail concerning these ownership requirements. Additionally, the Board of Directors approved a recommendation that the share ownership requirement be adjusted with respect to the non-executive directors, to require each to acquire and own three times their annual retainer (current retainer, $24,000). All non-executive directors meet the share ownership guidelines or are on-track to meet the share ownership guidelines within the prescribed timeframes.

The following table sets forth information concerning the option-based and share-based awards granted by Ur-Energy to each of the non-executive directors outstanding as of December 31, 2013:

Option Based and Share Based Awards Outstanding as of December 31, 2013

	Option-based Awards				Share-based Awards(1)
	Number of securities underlying unexercised options	Option exercise price	Option expiration	Value of unexercised in-the-money options	Number of shares or units of shares that have not vested	Market or payout value of share-based awards that have not vested
Name	(#)	($)	Date	($)	(#)	($)
W. William Boberg	107,143	$0.90	9/2/14	56,187	Nil	Nil
	61,500	$0.81	3/5/15	37,627	Nil	Nil
	129,974	$2.87	1/28/16	-	Nil	Nil
	31,355	$1.17	9/9/16	8,222	Nil	Nil
	60,000	$0.91	1/12/17	30,882	Nil	Nil
	72,911	$0.76	12/7/17	48,149	Nil	Nil
	31,918	$0.77	4/25/18	20,768	Nil	Nil
	46,829	$1.20	12/27/18	10,915	Nil	Nil
	Nil	Nil	Nil	Nil	7,500	10,488
	Nil	Nil	Nil	Nil	9,114	12,745
	Nil	Nil	Nil	Nil	11,708	16,373
James Franklin	12,857	$0.90	9/2/14	6,742	Nil	Nil
	9,000	$0.81	3/5/15	5,506	Nil	Nil
	40,082	$2.87	1/28/16	-	Nil	Nil
	31,355	$1.17	9/9/16	8,222	Nil	Nil
	60,000	$0.91	1/12/17	30,882	Nil	Nil
	72,911	$0.76	12/7/17	48,149	Nil	Nil
	31,918	$0.77	4/25/18	20,768	Nil	Nil
	46,829	$1.20	12/27/18	10,915	Nil	Nil
	Nil	Nil	Nil	Nil	7,500	10,488
	Nil	Nil	Nil	Nil	9,114	12,745
	Nil	Nil	Nil	Nil	11,708	16,373
Paul Macdonell	12,857	$0.90	9/2/14	6,742	Nil	Nil
	9,000	$0.81	3/5/15	5,506	Nil	Nil
	40,082	$2.87	1/28/16	-	Nil	Nil
	31,355	$1.17	9/9/16	8,222	Nil	Nil
	60,000	$0.91	1/12/17	30,882	Nil	Nil
	72,911	$0.76	12/7/17	48,149	Nil	Nil
	31,918	$0.77	4/25/18	20,768	Nil	Nil
	46,829	$1.20	12/27/18	10,915	Nil	Nil
	Nil	Nil	Nil	Nil	7,500	10,488
	Nil	Nil	Nil	Nil	9,114	12,745
	Nil	Nil	Nil	Nil	11,708	16,373
Thomas Parker	12,857	$0.90	9/2/14	6,742	Nil	Nil
	9,000	$0.81	3/5/15	5,506	Nil	Nil
	40,082	$2.87	1/28/16	-	Nil	Nil
	31,355	$1.17	9/9/16	8,222	Nil	Nil
	60,000	$0.91	1/12/17	30,882	Nil	Nil
	72,911	$0.76	12/7/17	48,149	Nil	Nil
	31,918	$0.77	4/25/18	20,768	Nil	Nil
	46,829	$1.20	12/27/18	10,915	Nil	Nil
	Nil	Nil	Nil	Nil	7,500	10,488
	Nil	Nil	Nil	Nil	9,114	12,745
	Nil	Nil	Nil	Nil	11,708	16,373

21

The non-executive directors are eligible to receive grants of options and RSUs at the discretion of the Board of Directors, and did so as indicated in the following table:

Incentive Plan Awards - Value Vested or Earned During the
Financial Year Ended December 31, 2013

	Option-based Awards		Share-based Awards		Non-equity incentive plan compensation
Name	Number of Securities Underlying Options Vested (#)	Value vested during the year ($)	Number of Shares or Units of Shares Vested (#)	Value vested during the year ($)	Value earned during the year ($)

W. William Boberg	82,103	14,265	32,861	34,183.99	Nil
James M. Franklin	82,103	14,265	21,624	24,183.06	Nil
Paul Macdonell	82,103	14,265	21,624	24,183.06	Nil
Thomas Parker	82,103	14,265	21,624	24,183.06	Nil

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

Report of The Compensation Committee

To the Board of Directors of Ur-Energy Inc.:

The Compensation Committee hereby reports to the Board of Directors that, in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, we have:

•	reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and

•	based on such review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the year ended December 31, 2013.

Respectfully submitted,

The Compensation Committee of Ur-Energy Inc.

Paul Macdonell

James M. Franklin

Thomas Parker

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Ur-Energy Inc.:

Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue an opinion on our financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the financial statements for the year ended December 31, 2013, we have:

•	reviewed and discussed the audited consolidated financial statements with management and the independent accountants;

•	discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and

•	received the written disclosures and the letter from the independent accountants required by PCAOB Rule 3526, as may be modified or supplemented, and discussed with the independent accountant the accountants’ independence.

Based on the discussions and our review described above, we recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2013 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Respectfully submitted,

The Audit Committee of Ur-Energy Inc.

Thomas Parker

James M. Franklin

Paul Macdonell

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STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Introduction

The Board of Directors believes that effective corporate governance contributes to improved corporate performance and enhanced shareholder value. The Board of Directors has reviewed the corporate governance best practices identified in National Policy 58-201 Corporate Governance Guidelines and National Instrument 58-101 Disclosure of Corporate Governance Practices (collectively, the “CSA Guidelines”). The Board of Directors is committed to ensuring that the Corporation follows best practices and is continuing to develop such practices.

Board Mandate

The responsibility of the Board of Directors is to supervise the management of the business and affairs of the Corporation in accordance with the best interests of the Corporation and all of its shareholders. The Board of Directors does not currently have a written mandate or a written description for the Chair of the Board of Directors or the Chief Executive Officer. In discharging its responsibility, the Board of Directors reviews the performance and responsibilities of the President and Chief Executive Officer and oversees and reviews the development and implementation of the following significant corporate plans and initiatives:

•	the Corporation’s strategic planning and budgeting process;
•	the identification of the principal risks to the Corporation’s business and the implementation of systems to manage these risks;
•	succession planning, including appointing, training and monitoring senior management of the Corporation;
•	the public communications policies and continuous disclosure record of the Corporation; and
•	the Corporation’s internal controls and management information systems.

The Board of Directors recruits possible directors from contacts within the mining industry or other strategic areas that will complement the knowledge and depth of the Board of Directors. Currently, the Board of Directors has determined that six directors is an appropriate number of directors to oversee and provide guidance to management on the business and affairs of the Corporation. However, the Board of Directors continues to evaluate the size of the Board of Directors in conjunction with the continuing growth and development of the Corporation.

New directors who join the Board of Directors are provided with a basic orientation of the Corporation, the Board of Directors, the committees of the Board of Directors and meet with the other directors prior to joining the Board of Directors. In addition, new directors have the opportunity to meet with management of the Corporation to have an understanding of the business of the Corporation and its operations. Directors are encouraged to participate in corporate governance and education courses that will assist them in their role as directors of the Corporation or on various committees.

Board Composition and Independence

As of the time of the Meeting, the Board of Directors is composed of six directors. All directors are elected annually. The current six directors include Jeffrey T. Klenda, Chair of the Board of Directors; Wayne W. Heili, President and Chief Executive Officer; James M. Franklin; W. William Boberg; Paul Macdonell and Thomas Parker.

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Name	Position with Company and Principal Occupation Within the Past Five Years	Period(s) of Service as a Director
Jeffrey T. Klenda Colorado, USA	Chair and Executive Director	August 2004 – present

Wayne W. Heili(5) Wyoming, USA	President, Chief Executive Officer and Director	May 2011 – present

W. William Boberg (5) Colorado, USA	Director, Former President and Chief Executive Officer	January 2006 – present

James M. Franklin (1)(2)(3)(5) Ontario, Canada	Director, Consulting Geologist/Adjunct Professor of Geology Queen’s University, Laurentian University and University of Ottawa	March 2004 – present

Paul Macdonell (1)(2)(3)(4)(6) Ontario, Canada	Director Senior Mediator, Government of Canada	March 2004 – present

Thomas Parker (1)(2)(3)(4)(5) Montana, USA	Director Mining Company Executive	July 2007 - present

_____________

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Corporate Governance and Nominating Committee.
(4)	Member of the Treasury & Investment Committee.
(5)	Member of the Technical Committee.
(6)	Mr. Macdonell is a former director of Wedge Energy International Inc. (“Wedge”). Wedge was subject to a Management Cease Trade Order imposed by the Ontario Securities Commission (“OSC”) on May 31, 2007 for the late filing of Wedge’s financial statements for the period ended March 31, 2007. The Order was lifted by the OSC on August 14, 2007.

Mr. Klenda is a director of Columbus Exploration Corporation (since November 2013). Mr. Boberg is a director of Aura Silver Resources Inc. (since June 2008). Dr. Franklin is a director of Aura Silver Resources Inc. (since October 2003); of Nuinsco Resources Ltd. (since December 2010); and of Anconia Resources Corp. (since June 2012).

Messrs. Macdonell and Parker and Dr. Franklin are independent directors as determined in accordance with Canadian securities laws. In determining whether a director is independent, the Board of Directors considers the specific circumstances of a director and the nature, as well as materiality, of any relationship between the director and Ur-Energy. We continue to place reliance on an exemption, pursuant to Section 110 of the NYSE MKT Company Guide, from the requirement that a majority of our directors be independent.

Family Relationships

None of our directors is related to any of our executive officers.

Involvement in Certain Legal Proceedings

Corporate Cease Trade Orders or Bankruptcies

Except as noted above, none of the directors, or officers of the Company is, or has been within the ten years before the date of this Circular, a director or officer of any other issuer that, while that person was acting in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any statutory exemptions under Canadian or U.S. securities legislation for a period of more than 30 consecutive days or was declared bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold the assets of that company.

Penalties or Sanctions

None of the directors, or officers, of the Company has been subject to any penalties or sanctions imposed by a court relating to Canadian or U.S. securities legislation or by a Canadian or U.S. securities regulatory authority or has entered into a settlement agreement with a Canadian or U.S. securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

24

Personal Bankruptcies

None of the directors, or officers, of the Company has, during the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or has been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold the assets of the director or officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Prior to January 1, 2014, we maintained foreign private issuer status and, therefore, our directors and executive officers were not previously subject to the reporting obligations of Section 16(a) under the Exchange Act.

Leadership Structure and Board’s Role in Risk Oversight

Mr. Klenda has been our Chairman and Executive Director since 2006. Mr. Heili has been our President and CEO (principal executive officer) since 2011. From time to time, the Corporate Governance and Nominating Committee considers the functions customarily assigned to a director serving in the role of lead director and has determined that the establishment of the role of lead director of Ur-Energy, with the current makeup of the Board of Directors, would not enhance the communications within the Board, among its committees, and with management.

The Board oversees the risks involved in our operations as part of its general oversight function, integrating risk management into the Company’s compliance policies and procedures. While the Board has the ultimate oversight responsibility for the risk management process, the Audit Committee, the Compensation Committee and the Technical Committee have certain specific responsibilities relating to risk management. Among other things, the Audit Committee, addresses risk assessment and risk management, and reviews major risk exposures (whether financial, operating or otherwise) and the guidelines and policies that management has put in place to govern the process of assessing, controlling, managing and reporting such exposures. In addition, when recommending to the Board appropriate compensation for executive officers, the Compensation Committee considers the nature, extent and acceptability of risks that the executive officers may be encouraged to take by any incentive compensation. The Board also satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Majority Voting Policy

The Company has adopted a majority voting policy for the election of directors at uncontested meetings which can be viewed on our website www.ur-energy/corporategovernance. The policy provides that, in an uncontested election, each Director will be elected by a majority of the votes cast with respect to that Director’s election. Votes will not be deemed cast if no authority or discretion is given (for example, a broker non-vote, failure to vote). If a Director does not receive a majority (50% + 1) of the votes cast as to his election, he will forthwith submit to the Board his resignation and shall not participate in any meeting of the Board or any of its committees while the resignation is considered. The Corporate Governance and Nominating Committee will expeditiously consider the candidate’s resignation and make recommendation to the Board whether to accept it. In considering the candidate’s resignation, the Committee and the Board shall only refuse to accept such resignation if there are exceptional circumstances.

Other Policies

We have adopted a Code of Ethics (“Code”) which applies to our principal executive officer, principal financial officer, principal accounting officer or controller and others performing similar functions. The Code has been filed on Form 8-K and is available on our website at www.ur-energy.com. The Code is designed to reasonably deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in reports; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of the violations of the Code; and adherence to the Code. We intend to disclose any amendment or waiver (including any implicit waiver) of the Code on our website at www.ur-energy.com/corporategovernance/ within four business days following such amendment or waiver. We also have adopted a Code of Business Conduct and Ethics which applies to all employees, officers and directors, and which also may be accessed on our website.

We have also adopted various policies related to trading restrictions, disclosure requirements and confidentiality obligations which have been amended and restated from time to time, most recently amended effective April 25, 2013. The Corporate Governance and Nominating Committee oversees the implementation and compliance of these policies. These policies, which are combined under the “Ur-Energy Inc. Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities,” also are available on our website at http://www.ur-energy.com/corporate-governance/. All directors, officers and employees of the Company are expected to be familiar with and adhere to the policies.

25

Meetings of the Board and Committees

The Board of Directors meets at least four times a year and more frequently if required. In 2013, the Board of Directors met ten times. In addition, the Board of Directors took 12 actions by written resolution. The Board of Directors from time to time holds a portion of its meetings when management departs and the independent directors meet in camera. Management may be asked to depart a meeting for in camera sessions at such other meetings as the independent directors deem appropriate from time to time.

Board Committees

There are five permanent committees of the Board of Directors: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Treasury & Investment Committee and the Technical Committee. The Board of Directors may also appoint other temporary or permanent committees from time to time for particular purposes.

The following sets out a summary of the responsibilities and activities of the Board Committees and the Report of the Audit Committee.

Audit Committee

The Audit Committee assists the Board of Directors in carrying out its responsibilities relating to corporate accounting and financial reporting practices, as well as oversight of internal controls, and the whistleblower program. The duties and responsibilities of the Audit Committee include the following:

•	reviewing for recommendation to the Board of Directors for its approval the principal documents comprising our continuous disclosure record, including interim and annual financial statements and management’s discussion and analysis;
•	recommending to the Board of Directors a firm of independent auditors for appointment by the shareholders and reporting to the Board of Directors on the fees and expenses of such auditors. The Audit Committee has the authority and responsibility to select, evaluate and if necessary replace the independent auditor. The Audit Committee has the authority to approve all audit engagement fees and terms and the Audit Committee, or a member of the Audit Committee, must review and pre-approve any non-audit services provided to Ur-Energy by our independent auditor and consider the impact on the independence of the auditor;
•	reviewing periodic reports from the Chief Financial Officer;
•	discussing with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response; and
•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including through the Whistleblower program.

The Audit Committee maintains direct communication during the year with Ur-Energy’s independent auditor and with our officers and other personnel responsible for accounting and financial matters.

During 2013, the members of the Audit Committee were Thomas Parker (Chair), Paul Macdonell and James Franklin. The members of the Audit Committee were in 2013, and are currently, independent directors pursuant to National Instrument 52-110 Audit Committees (“NI 52-110”) and the listing standards of the NYSE MKT. Each of the members is financially literate as defined in NI 52-110 and financially sophisticated under the NYSE MKT rules. The Audit Committee designated Thomas Parker as an “audit committee financial expert” as that term is currently defined by the rules of the SEC regulating these disclosures.

During 2013, the Audit Committee met four times. In addition, the Audit Committee took one action by written resolution. The activities of the Audit Committee over the past year included the following:

•	reviewing our annual financial statements and management’s discussion and analysis prior to filing with the regulatory authorities;
•	reviewing our quarterly interim financial statements and management’s discussion and analysis prior to filing with regulatory authorities;
•	reviewing periodic reports from the Chief Financial Officer;
•	reviewing applicable corporate disclosure reporting and control processes, including Chief Executive Officer and Chief Financial Officer certifications;
•	approving retention of an external firm for testing of internal controls and subsequently reviewing reports made by the firm;
•	reviewing Audit Committee governance practices to ensure its terms of reference incorporate all regulatory requirements; and
•	reviewing the engagement letter with the independent auditors and annual audit fees prior to approval by the Board of Directors, as well as pre-approving non-audit services and their cost prior to commencement.

26

The Audit Committee has recommended to the Board of Directors that Ur-Energy shareholders be requested to re-appoint PricewaterhouseCoopers LLP, Chartered Accountants, as the independent auditor for 2014.

The Audit Committee reviews its charter on a yearly basis, and did so most recently on January 30, 2014. A copy of the Amended and Restated Audit Committee Charter, as amended on February 5, 2014, is available at our website www.ur-energy/corporategovernance. The composition of the Audit Committee and the qualifications of each of its members is set forth above.

Compensation Committee

The Compensation Committee assists the Board of Directors in carrying out its responsibilities relating to personnel matters, including performance, compensation and succession. The Compensation Committee has prepared terms of reference which include annual objectives against which to assess members of management including the President and Chief Executive Officer, reviewing and making recommendations to the Board of Directors with respect to employee and consultant compensation arrangements including stock options, restricted share units and management succession planning. The Compensation Committee reviews its charter on a yearly basis, and did so most recently on January 30, 2014. A copy of the Amended and Restated Compensation Committee Charter, as amended on February 5, 2014, is available at our website www.ur-energy/corporategovernance.

The Compensation Committee met five times in 2013. In addition, the Compensation Committee took one action by written resolution. Portions of meetings are conducted without management present, including for the purpose of specifically discussing the compensation of the President and Chief Executive Officer. During 2013, the members of the Committee were Paul Macdonell (Chair), Thomas Parker and James Franklin. The members of the Compensation Committee were in 2013, and are currently, independent under applicable law. The biographies of the members of the Compensation Committee are provided above and provide the qualifications of each of the members of the Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee assists the Board of Directors with determining the slate of director nominees for election to the Board of Directors, recommending candidates to fill vacancies, other succession planning, the composition of the committees of the Board of Directors and monitoring compliance with corporate governance regulatory requirements. The Corporate Governance and Nominating Committee Charter was adopted by the Board of Directors on December 17, 2007. The Corporate Governance and Nominating Committee reviews its charter on a yearly basis, and did so most recently on January 30, 2014. A copy of the Amended and Restated Corporate Governance and Nominating Committee Charter, as amended on February 5, 2014, is available at our website www.ur-energy/corporategovernance.

During 2013, the members of the Committee were Paul Macdonell (Chair), Thomas Parker and James Franklin. The Corporate Governance and Nominating Committee met twice during 2013, and took one action by written resolution. The members of the Corporate Governance and Nominating Committee were in 2013, and are currently, independent.

Treasury & Investment Committee

The Treasury & Investment Committee assists the Board of Directors by centralizing for oversight all treasury activities of Ur-Energy insofar as practical, and coordinating our banking, cash management, investment and funding arrangements. The Committee also formulates and implements the Treasury and Investment Policy, reviewing it from time to time. The Committee’s Charter provides that the Committee consist of the Chief Financial Officer and at least two independent members of the Board of Directors. The Treasury & Investment Committee reviews its charter on an annual basis, and did so most recently on January 30, 2014.

During 2013, the members of the Treasury & Investment Committee were Thomas Parker (Chair) and Paul Macdonell, along with our Chief Financial Officer, Roger Smith. The Treasury & Investment Committee met formally once during 2013 and took five actions through written resolutions.

Technical Committee

The Technical Committee assists the Board of Directors with reserve and resource matters relating to our mineral properties; technical matters relating to our exploration, development, permitting, construction, operations, reclamation and restoration activities; health, safety and environmental matters relating to our operations and activities; and compliance with legal and regulatory requirements relating to reserve and resource matters, technical matters, and health, safety and environmental matters. The Technical Committee “Mandate and Guidelines” document was adopted by the Board of Directors on January 29, 2008, and subsequently became the Technical Committee Charter. Most recently, it was reviewed and revised on February 5, 2014.

27

The members of the Technical Committee are James Franklin (Chair), Wayne Heili, William Boberg and Thomas Parker. There are several members of management who participate in the Technical Committee. The Technical Committee conducts many of its reviews by means of informal meetings. The Technical Committee held four formal meetings during 2013. The members of the Technical Committee are not required to be independent.

Summary of Memberships on Permanent Committees and Record of Attendance for 2013

During the year ended December 31, 2013, the Board of Directors and its permanent committees held the following numbers of meetings:

Board of Directors	10(1)
Audit Committee (“AC”)	4
Compensation Committee (“CC”)	5
Corporate Governance and Nominating Committee (“CGN”)	2
Technical Committee (“TC”)	4
Treasury & Investment Committee (“TIC”)	1
Total number of meetings held	26

(1) In addition to the ten meetings held by the Board of Directors, 12 actions were taken by resolution in writing.

Director	Committee Memberships	Board Meetings Attended	Committee Meetings Attended
Jeffrey T. Klenda		10	N/A
James M. Franklin	AC, CC, GCN, TC	10	AC –4, CC – 5, CGN –2, TC – 4;
Paul Macdonell	AC, CC, CGN, TIC	9	AC – 4, CC – 5, CGN – 2, TIC – 1
W. William Boberg	TC	10	TC – 4
Thomas Parker	AC, CC, CGN, TIC, TC	9	AC – 4, CC – 5, CGN – 2 TIC – 1, TC – 4
Wayne W. Heili	TC	10	TC – 4

Board Attendance at Shareholder Meeting

It has been the Company’s practice and expectation that its directors attend the annual shareholders’ meetings. Last year, all but one of our directors attended the annual and special meeting of shareholders.

Shareholder Feedback

The Board of Directors believes that management should speak for the Company in its communications with shareholders and others in the investment community and that the Board of Directors should be satisfied that appropriate investor relations programs and procedures are in place. The Board of Directors has approved these policies including the designation of spokespersons in behalf of the Company from time to time. Management meets regularly with shareholders and others in the investment community to receive and respond to shareholder feedback.

The Board of Directors regularly reviews the Company’s major communications with shareholders and the public, including continuous disclosure documents and periodic press releases in accordance with the Company’s policies.

Shareholder Communication with the Board

We believe that it is important to maintain good shareholder relations. The Board will give appropriate attention to all written communications that are submitted by shareholders. Any shareholder wishing to send communications to the Board, or a specific committee of the Board, should send such communication to the Corporate Secretary of the Company by email to legaldept@ur-energy.com or by mail to Board of Directors, c/o Corporate Secretary, 10758 West Centennial Road, Suite 200, Littleton, Colorado, USA 80127-6312. All communications shall state the type and amount of the Company’s securities held by the shareholder and shall clearly state that the communication is intended to be shared with the Board, or if applicable, with a specific committee of the Board. The Corporate Secretary shall forward all such communications to the Board or the specific committee, as appropriate.

28

Expectations of Management

The Board of Directors believes that it is appropriate for management to be responsible for the development of long-term strategies for our Company. Meetings of the Board of Directors are held, as required, to specifically review and deal with long-term strategies of the Company as presented by senior members of management.

The Board of Directors appreciates the value of having selected executive officers attend board meetings to provide information and opinions to assist the directors in their deliberations. The Chair, in consultation with the President and Chief Executive Officer, arranges for the attendance of executive officers as well as managers for consultation including technical presentations at Board of Directors meetings.

APPOINTMENT OF AUDITORS

The Audit Committee selected and has recommended the independent accounting firm of PricewaterhouseCoopers LLP with respect to the audit of our financial statements for the year ended December 31, 2014. At the Meeting, it is proposed to re-appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditors of the Company, to hold office until the next annual meeting of shareholders with their remuneration to be fixed by the Board of Directors. PricewaterhouseCoopers LLP has also served as our independent registered public accounting firm for each fiscal year since the fiscal year ended 2004. We do not anticipate that representatives of PricewaterhouseCoopers will be present at the Meeting.

PricewaterhouseCoopers LLP and its affiliates have been the auditors of Ur-Energy since December 2004. The fees accrued for audit and audit-related services performed by PricewaterhouseCoopers LLP in relation to our financial years ended December 31, 2013 and 2012 were as follows:

Years ending	Audit Fees (1)	Audit-related Fees (2)	Tax Fees (3)	All Other Fees(4)
December 31, 2013	$190,039	$44,009	-	-
December 31, 2012	$151,717	$44,504	-	-

(1) Audit fees consisted of audit services, reporting on internal control over financial reporting and review of such documents filed with the securities regulators.

(2) Audit related fees were for services in connection with quarterly reviews of the consolidated financial statements and work in connection with our securities filings as required by the Canadian and United States securities regulators.

(3) The aggregate fees billed for tax compliance, tax advice, and tax planning services.

(4) Other fees were for other consulting services provided.

Audit Committee’s Pre-Approval Practice

All services reflected in the preceding table for 2013 and 2012 were pre-approved in accordance with the policy of the Audit Committee of the Board. The Audit Committee has determined that the provision by PricewaterhouseCoopers LLP of the non-audit services referred to above, and the aggregate fees billed in respect of those services, is consistent with the maintenance of that firm’s independence.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

At no time since the beginning of the Company’s last financial year was any director, executive officer, proposed nominee for election as a director, or any of their respective associates, indebted to the Company or any of its subsidiaries, nor was the indebtedness of any such person to another entity the subject of any guarantee, support agreement, letter of credit or similar arrangement provided by the Company or any of its subsidiaries.

29

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or officers has had any material interest, direct or indirect, in any material transaction since the incorporation of Ur-Energy or in any proposed transaction which has or may materially affect Ur-Energy.

As discussed in their biographies set forth herein, certain of our directors and/or officers are also directors and/or officers of one or more other mining or natural resource companies. Such directors and officers are also in many cases shareholders of one or more of the foregoing companies. Consequently, there exists the possibility for such directors and/or officers to be a position of conflict. While there is a potential for conflicts of interest to arise in such situations, that potential is minimized because of the nature of these other companies in other areas of mineral resources and precious metals. Any decision made by any of these directors and/or officers will be made in accordance with their duties and obligations to deal fairly and in good faith with Ur-Energy and such other companies. In addition, at meetings of the Board, any director with an interest in a matter being considered will declare such interest and refrain from voting on such matter.

PARTICULARS OF MATTERS TO BE ACTED UPON:

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The articles of the Company provide that the Board of Directors of the Company shall consist of a minimum of one and a maximum of ten directors, the number of which is currently fixed at six. Election of directors will be conducted on an individual basis, as seen on the proxy or VIF you receive and will include Jeffrey T. Klenda, Wayne W. Heili, W. William Boberg, James M. Franklin, Paul Macdonell and Thomas H. Parker.

Nominees: each of the six persons named above is a nominee for election as a Director at the Annual and Special Meeting for a term of one year or until his successor is elected and qualified. Unless authority is withheld, the proxies will be voted for the election of such nominees. Each of the nominees is currently serving as a Director of the Company. All the nominees were elected to the Board of Directors at the last annual meeting of shareholders. Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the accompanying form of proxy reserve the right to vote for another nominee in their discretion or for the election of only the remaining nominees.

Qualifications: each nominee also brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including board service, corporate governance, compensation, executive management, finance, mining, operations, government, employment and labor, and international business. These varied and substantial backgrounds, skills and qualifications led the Board of Directors and the Corporate Governance and Nominating Committee to the conclusion that each of the nominees should serve as a Director are set forth in the biographies set forth below.

The Board of Directors unanimously recommends that the shareholders vote FOR the election of all of the named nominees for director and, unless a shareholder gives instructions on the proxy card to the contrary, the proxies named thereon intend so to vote.

Jeffrey T. Klenda, 57, B.A.	Chair & Executive Director

Mr. Klenda graduated from the University of Colorado in 1980 and began his career as a stockbroker specializing in venture capital offerings. Prior to founding Ur-Energy in 2004, he worked as a Certified Financial Planner and was a member of the International Board of Standards and Practices. In 1986, he started Klenda Financial Services, an independent financial services company providing investment advisory services to high-end individual and corporate clients as well as providing venture capital to corporations seeking entry to the U.S. securities markets. In the same year, Mr. Klenda formed Independent Brokers of America, Inc., a national marketing organization. He also served as President of Security First Financial, a company he founded to provide consultation to individuals and corporations seeking investment management and early stage funding. Over the last 30 years, Mr. Klenda has acted as an officer and/or director for numerous publicly traded companies. Mr. Klenda co-founded Ur-Energy in 2004. Mr. Klenda has served as the Chair of the Board of Directors and Executive Director of Ur-Energy since 2006. Mr. Klenda is also a director of Columbus Exploration Corporation (since November 2013).

The Board of Directors has concluded that Mr. Klenda should serve as a director on the basis of his contributions to the Company since its inception, his 30 years of experience in the financial markets and in service to numerous publicly-traded companies as an officer and director.

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Wayne W. Heili, 48, B.Sc	President, Chief Executive Officer and Director

Mr. Heili is Ur-Energy’s President and Chief Executive Officer, and is a director (since May 2011).  Prior to being named Ur-Energy’s President and CEO, Mr. Heili served as our Vice President, Mining & Engineering, and briefly as President and Chief Operating Officer.  His career spans more than 25 years in which he has provided engineering, construction, operations and technical support in the uranium mining industry. He spent 16 years in various operations level positions with Total Minerals and Cogema Mining at their properties in Wyoming and Texas. He was Operations Manager of Cogema’s Wyoming in-situ recovery projects from 1998 to 2004. Between 2004 and joining Ur-Energy, Mr. Heili acted as a consultant for such companies as High Plains Uranium, Energy Metals and Behre Dolbear. His experience includes conventional and in situ recovery uranium processing facility operations. Mr. Heili received a Bachelor of Science in Metallurgical Engineering from Michigan Technological University, with an emphasis in mineral processing. Mr. Heili currently serves as Vice President to the Uranium Producers of America. Mr. Heili previously served on the Board of Directors and as President of the Wyoming Mining Association.

The Board of Directors has concluded that Mr. Heili should serve as a director on the basis of his contributions to the Company as an officer since 2007 and a director since 2011, and his 20 years of diverse experience in our industry.

W. William (Bill) Boberg, 74, M.Sc., P Geo	Director

Mr. Boberg served as Ur-Energy’s Chief Executive Officer from January 2006 until July 31, 2011. He also served as President of Ur-Energy from January 2006 until May 16, 2011. Mr. Boberg has served as a director of Ur-Energy since January 2006. Mr. Boberg was our senior U.S. geologist and Vice President U.S. Operations (September 2004 to January 2006). Before his initial involvement with the company, he was a consulting geologist having over 40 years’ experience investigating, assessing and developing a wide variety of mineral resources in a broad variety of geologic environments in western North America, South America and Africa. Mr. Boberg has worked for Gulf Minerals, Hecla Mining, Anaconda, Continental Oil Minerals Department, Wold Nuclear, Kennecott, Western Mining, Canyon Resources and Africa Mineral Resource Specialists. Mr. Boberg has over 20 years of experience exploring for uranium in the continental U.S. He discovered the Moore Ranch Uranium Deposit and the Ruby Ranch Uranium Deposit as well as several smaller deposits in Wyoming’s Powder River Basin. He received his Bachelor’s Degree in Geology from Montana State University and his Master’s Degree in Geology from the University of Colorado. He is a registered Wyoming Professional Geologist and fellow of the Society of Economic Geologists. He is a member of the Society for Mining, Metallurgy & Exploration Inc., American Institute of Professional Geologists (for which he is a Certified Professional Geologist), the Denver Regional Exploration Society and the American Association of Petroleum Geologists. Mr. Boberg is also a director for Aura Silver Resources Inc. (since June 2008).

The Board of Directors has concluded that Mr. Boberg should serve as a director on the basis of his contributions to the Company as a director and, until 2011, as the President and CEO, as well as his more than 40 years of experience in mineral resources exploration and development.

James M. Franklin, 71, Ph. D., FRSC, P. Geo	Director & Chair of the Technical Committee

Dr. Franklin has over 40 years’ experience as a geologist. He is a Fellow of the Royal Society of Canada. Since January 1998, he has been an Adjunct Professor at Queen’s University, since 2001, at Laurentian University and since 2006 at the University of Ottawa. He is a past President of the Geological Association of Canada and of the Society of Economic Geologists. He retired as Chief Geoscientist, Earth Sciences Sector, the Geological Survey of Canada in 1998. Since that time, he has been a consulting geologist and is currently a director of Aura Silver Resources Inc. (since October 2003); of Nuinsco Resources Ltd. (since December 2010); and of Anconia Resources Corp. (since June 2012).

The Board of Directors has concluded that Dr. Franklin should serve as a director on the basis of his contributions to the Company since inception as a director and his more than 40 years of experience in geosciences and mineral resource work in industry, governmental service and academia.

Paul Macdonell, 61, Diploma Public Admin.	Director, Chair of Compensation Committee &Chair of Corporate Governance and Nominating Committee

Mr. Macdonell is a mediator in private practice. He was a Senior Mediator, Federal Mediation and Conciliation Service for the Government of Canada from 2000 until January 2014. Prior to that, Mr. Macdonell was employed by the Amalgamated Transit Union, serving as President of the Union from 1996 to 2000 and Financial Secretary 1991 to 1995. Mr. Macdonell was Municipal Councillor of the City of Cumberland from 1978 to 1988 and was on the City’s budget committee during that time. He graduated (diploma) at University of Western Ontario in Public Administration and completed programs at University of Waterloo (Economic Development Certificate), The George Meany Centre in Washington (Labour Studies) and Harvard University (Program on Negotiations).

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The Board of Directors has concluded that Mr. Macdonell should serve as a director on the basis of his contributions to the Company since inception as a director and his more than 30 years of experience in business, mediation and labor matters.

Thomas Parker, 71, M.Sc., P.E.	Director, Chair of Audit Committee &Chair of Treasury & Investment Committee

Mr. Parker has worked extensively in senior management positions in the mining industry for the past 49 years.  Mr. Parker is a mining engineer graduate from South Dakota School of Mines, with a Master’s Degree in Mineral Engineering Management from Penn State. Mr. Parker was President and CEO, and a director of U.S. Silver Corporation until 2012.  Prior to that, Mr. Parker was President and CEO of Gold Crest Mines, Inc., before which  he was the President and CEO of High Plains Uranium, Inc., a junior uranium mining company acquired by Energy Metals in January 2007. Mr. Parker also served for 10 years as Executive Vice President of Anderson and Schwab, a management consulting firm. Prior to Anderson and Schwab, Mr. Parker held many executive management positions including with Costain Minerals Corporation, ARCO, Kerr McGee Coal Corporation and Conoco.  He also has worked in the potash, limestone, talc, coal and molybdenum industries and has extensive experience working in Niger, France and Venezuela.

The Board of Directors has concluded that Mr. Parker should serve as a director on the basis of his contributions to the Company as a director since 2007 as well as his nearly 50 years of experience in the mining industry and in executive management positions.

As discussed in the description of the Company’s Majority Voting Policy, above, each Director must receive a majority of the votes cast as to his election, or will be required to submit his resignation pursuant to the policy.

PROPOSAL NO. 2: RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS AS OUR INDEPENDENT AUDITORS AND APPROVAL FOR THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS

Appointment of Auditor

It is proposed to approve an ordinary resolution to re-appoint the firm of PricewaterhouseCoopers LLP as auditors of the Company to hold office until the close of the next annual meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns and to authorize the Board of Directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Company.

Representatives of PricewaterhouseCoopers LLP are not anticipated to attend the Meeting.

The Board of Directors unanimously recommends that the shareholders vote FOR the re-appointment of PricewaterhouseCoopers LLP and to authorize the Board of Directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors and, unless a shareholder gives instructions on the proxy card to the contrary, the proxies named thereon intend so to vote.

PROPOSAL NO. 3: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Advisory Vote on Named Executive Officer Compensation

In accordance with SEC rules under the Dodd-Frank Act, our shareholders will be asked at the meeting to approve the compensation of our Named Executive Officers as disclosed in this Circular, including the disclosures under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Circular.

This vote is advisory, which means that its outcome is not binding on the Company, the Board of Directors or the Compensation Committee of the Board of Directors. If the recommendation of the Board of Directors with respect to the say when on pay is accepted, it is anticipated that the next advisory vote will occur at our annual meeting in 2016.

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The Compensation Committee and the Board of Directors believe that the policies and procedures set forth under “Compensation Discussion and Analysis” are effective in achieving our goals. As described under “Compensation Discussion and Analysis” our compensation program is designed to motivate executive officers and employees to achieve the pre-determined objectives without taking excessive risks; provide competitive compensation and benefit programs to attract and retain highly qualified executives and employees; encourage an ownership mentality; and, fundamentally, to support the achievement of results. We believe that the Company’s compensation program, with its balance of short-term incentives (including cash bonus awards and performance conditions for such awards) and long-term incentives (including equity awards of stock option and RSUs which vest over varied periods of eighteen months to two years), and share ownership guidelines reward sustained performance that is aligned with long-term shareholder interests. Shareholders are encouraged to read the “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure. Accordingly, shareholders will be asked to approve on the following ordinary resolution (the “Advisory Vote on Named Executive Officer Compensation Resolution”) at the Meeting:

BE IT RESOLVED THAT the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Management Proxy Circular for this annual and special meeting of shareholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure.

The Board of Directors unanimously recommends that shareholders vote FOR approval of the Advisory Vote on Named Executive Officer Compensation Resolution. The Advisory Vote on Named Executive Officer Compensation Resolution requires the approval of a majority of the votes cast by shareholders present in person or represented by proxy at the Meeting.

PROPOSAL NO. 4: VOTE, ON AN ADVISORY BASIS, OF THE FREQUENCY OF “SAY-ON-PAY” VOTES

Advisory Vote on Frequency of Votes on Named Executive Officer Compensation

Under the applicable SEC rules relating to Named Executive Officer compensation, shareholders shall provide an advisory, non-binding, vote on whether future advisory votes on Named Executive Officer compensation should occur every year, every two years or every three years. Alternatively, shareholders may abstain from voting. The Dodd-Frank Act requires the Company to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years. The next frequency of the say-on-pay will be held at our 2020 annual meeting of shareholder.

Our Board of Directors believes a biennial frequency (i.e., every two years) is the optimal frequency for the say-on-pay vote.  A say-on-pay vote every two years strikes the right balance between having the vote too frequently with an annual vote and being less responsive to shareholders with a vote every third year.  A vote every two years provides shareholders and advisory firms the opportunity to evaluate the Company’s compensation program on a more thorough, longer-term basis than an annual vote.

The Board of Directors believes an annual say-on-pay vote would not allow for changes to the Company’s compensation program to be in place long enough to evaluate whether the changes were effective.  For example, if the say-on-pay vote at this meeting led to changes to the compensation program being made later during fiscal year 2014 whether to become effective this year or at the beginning of the next fiscal year, those changes would be in place only a few months before the next annual say-on-pay vote would take place in 2015.  For a related example, even if changes were made to the compensation program shortly after a say-on-pay vote at this Meeting, those changes would be in place only for the latter portion of fiscal 2014 and the first few months of fiscal 2015 before the next annual say-on-pay vote would take place in early 2015.

Conversely, waiting for a say-on-pay vote once every three years may allow an unpopular compensation practice to continue too long without timely feedback.  A say-on-pay vote every two years is also sensitive to shareholders who have interests in many companies and may not be able to devote sufficient time to an annual review of pay practices for all of their holdings.

This advisory vote on the frequency of the say-on-pay vote is not binding on the Company’s Board of Directors.  However, the Board of Directors will take into account the result of the vote when determining the frequency of future say-on-pay votes. The choice among the four choices included in the resolution which receives the highest number of votes will be deemed the choice of the shareholders.

After careful consideration of the frequency alternatives, the Board believes that conducting an advisory vote on Named Executive Officer compensation on a biennial basis is appropriate for the Company and its shareholders at this time. Shareholders may vote for their preferred voting frequency by choosing the option of one year, two years, three years (or may abstain from voting) in response to the following resolution:

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BE IT RESOLVED THAT the shareholders determine that, on an advisory basis, the preferred frequency of an advisory vote on the compensation of the Company’s Named Executive Officers as set forth in the Company’s Management Proxy Circular should be every year, every two years or every three years.

The Board of Directors unanimously recommends that shareholders vote TWO YEARS for advisory votes on the frequency of future vote on Named Executive Officer compensation.

PROPOSAL NO. 5: APPROVAL OF UR-ENERGY INC. AMENDED AND RESTATED STOCK OPTION PLAN 2005

At the Meeting, shareholders will be asked to consider, and, if thought advisable, to pass, with or without variation, a resolution substantially in the form set out below, to ratify, confirm and approve the renewal of the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005, as amended (the “Option Plan”) and approve and authorize for a period of three years all unallocated options issued pursuant to the Option Plan. The Board of Directors wishes to renew the Option Plan, which was previously ratified, confirmed and approved at a meeting of shareholders of the Corporation in April 2011, and in May 2008. Certain housekeeping and clarifying amendments were made in October 2011 with approval of the Board of Directors pursuant to Section 9.2 of the Option Plan to assure regulatory compliance. The rules of the Toronto Stock Exchange provide that the stock option plan of an issuer must be approved by its securityholders every three years after its institution if such plan does not have a fixed maximum number of securities issuable thereunder, which is the case of the Option Plan of the Corporation, which provides that the maximum number of Common Shares available for issuance hereunder is equal to 10% of the number of Common Shares outstanding at the time of grant.

No modifications are proposed to be made to the Option Plan, which is summarized in more detail under the heading “Stock Options and RSUs,” above. A copy of the Option Plan is attached to this Circular as Schedule A. Alternatively, a shareholder may obtain a copy of the Option Plan from the Secretary of the Company upon request at 10758 West Centennial Road, Suite 200, Littleton, Colorado, 80127, telephone 720-981-4588.

The Board of Directors is of the view that it is in the best interests of the Company to renew the Option Plan, which will continue to enable the Board of Directors to grant options to directors, officers, employees and consultants of the Company and its subsidiaries as a means of attracting and retaining highly qualified directors, officers, employees and consultants who will be motivated towards the success of the Company and to encourage share ownership in the Company by directors, officers, employees and consultants who work on behalf of the Company.

If at the Meeting, the shareholders of the Company do not approve all unallocated options with respect to treasury issuances available under the Option Plan, all currently outstanding options will be unaffected, however the Company will not issue any further options under the Option Plan and any outstanding options that are thereafter cancelled or expire will not be available for re-grant until such time as shareholder approval is obtained.

At the Meeting, shareholders will be asked to consider and, if deemed advisable, to approve, with or without variation, the Option Plan Resolution to approve the unallocated options, rights or other entitlements with respect to treasury issuances under the Option Plan and the grant of options until April 29, 2017, which is the date that is three years from the date of the Meeting.

BE IT RESOLVED THAT:

1.	The renewal of Ur-Energy Inc. Amended and Restated Stock Option Plan 2005, as set forth fully in Schedule A to this Circular (the “Option Plan”), which was adopted in connection with the initial public offering of the Company in November 2005, ratified, confirmed and approved by the shareholders on May 8, 2008, and April 27, 2011, be and is hereby ratified, confirmed and approved;

2.	All unallocated options issuable pursuant to the Option Plan be and are hereby approved and authorized, and the Company be authorized to have the ability to continue granting options under the Option Plan, until the third anniversary date of the adoption of the present resolution by the shareholders of the Company, namely, April 27, 2017; and

3.	Any director or officer of the Company be and each of them is hereby authorized, for and on behalf of the Company, to do such things and to sign, execute and deliver all such documents that such director or officer may, in their discretion, determine to be necessary or useful in order to give full effect to the intent and purpose of this resolution.

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The Board of Directors unanimously recommends that the shareholders vote FOR the Option Plan Resolution.

The Option Plan requires the majority of the votes cast by shareholders present in person or represented by proxy at the meeting, excluding 3,346,959 Common Shares held by certain insiders of the Company and their affiliates.

HOUSEHOLDING

The bank, broker or other nominee for any stockholder who is a beneficial owner, but not the record holder, of the Company’s shares may deliver only one copy of the Proxy Statement to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders who wish to receive a separate copy of the Proxy Statement now, or a separate copy of the Notice of Internet Availability or proxy statement in the future, should write to us at: Ur-Energy Inc. 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127, Attention: Corporate Secretary. Beneficial owners sharing an address who are receiving multiple copies of the Proxy Statement and wish to receive a single copy of the Notice of Internet Availability or proxy statement in the future will need to contact their broker, bank or other nominee to request that only a single copy be mailed to all stockholders at the shared address in the future.

PERFORMANCE GRAPH AND TABLE

The performance graph and disclosure related thereto is set forth in Item 5 of our Annual Report on Form 10-K for the year ended December 31, 2013 under the heading “Performance Graph and Table” and is incorporated by reference herein. The information in Item 5 of the Annual Report on Form 10-K is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 8 of the Exchange Act. A copy of our Annual Report on Form 10-K for the year ended December 31, 2013 is available at www.sedar.com, www.sec.gov and upon request by a shareholder to the Company as set forth under “Availability of Documents.”

ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

Additional financial information for the Company is available in the Company’s audited consolidated financial statements for the year ended December 31, 2013 and related management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2013, included in the Annual Report on Form 10-K which has been filed with the U.S. Securities and Exchange Commission at http://www.sec.gov/edgar.shtml and with Canadian securities regulators, and is available at www.sedar.com.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Circular is the Company’s 2013 Annual Report for the year ended December 31, 2013 (without exhibits which may be accessed on our Annual Report on Form 10-K at http://www.sec.gov/edgar.shtml).

SHAREHOLDER PROPOSALS

All proposals of the Company’s shareholders intended to be presented at the Company’s annual meeting of shareholders in 2015, must be received by the Company’s Corporate Secretary no later than 90 days prior to the anniversary of our Meeting for inclusion in the proxy circular related to that meeting. The Company’s next annual meeting of shareholders is planned for April 2015.

AVAILABILITY OF DOCUMENTS

Upon request made to the Corporate Secretary of Ur-Energy at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 (Telephone: +1 720-981-4588 ext. 250), the Corporate Secretary will provide to any shareholder of the Company entitled to vote at the Annual Meeting, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission (including exhibits) and with the Canadian securities authorities by first class mail within one business day of receipt of written request.

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OTHER MATTERS

Our management and the Board of Directors know of no other matters to be brought before the Meeting. If other matters are presented properly to the shareholders for action at the Meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the common shares represented by such proxy are entitled to vote.

There have been no other proposals made by shareholders for consideration at this Meeting, nor are there any other proposals to be addressed at the Meeting but not included in this Circular.

APPROVAL

The contents and mailing of this Circular have been approved by the Board of Directors of the Company.

You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the Meeting, as we hope you will, you may vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jeffrey T. Klenda
Jeffrey T. Klenda, Chairman

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schedule a

UR-ENERGY INC.

AMENDED AND RESTATED STOCK OPTION PLAN 2005

1.	PURPOSE OF THE PLAN

1.1	The purpose of the Plan is to attract, retain and motivate persons of training, experience and leadership to the Corporation and its Subsidiaries, including their directors, officers, employees and service providers, and to advance the interests of the Corporation by providing such persons with the opportunity, through share options, to acquire an increased proprietary interest in the Corporation.

2.	DEFINED TERMS

Where used herein, the following terms shall have the following meanings, respectively:

2.1	“Board” means the Board of Directors of the Corporation or, if established and duly authorized to act, the Executive Committee of the Board of Directors of the Corporation;

2.2	“Change of Control” includes:

(i)	the acquisition by any persons acting jointly or in concert (as determined by the Securities Act), whether directly or indirectly, of voting securities of the Corporation that, together with all other voting securities of the Corporation held by such persons, constitute in the aggregate more than 50% of all outstanding voting securities of the Corporation;

(ii)	an amalgamation, arrangement or other form of business combination of the Corporation with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination;

(iii)	the sale, lease or exchange of all or substantially all of the property of the Corporation to another person, other than in the ordinary course of business of the Corporation or to a Related Entity; or

(iv)	any other transaction that is deemed to be a “Change of Control” for the purposes of this Plan by the Board in its sole discretion;

2.3	“Committee” shall have the meaning attributed thereto in Section 3.1 hereof;

2.4	“Control” by a person over a second person means the power to direct, directly or indirectly, the management and policies of the second person by virtue of:

(i)	ownership of or direction over voting securities in the second person;

(ii)	a written agreement or indenture;

(iii)	being or Controlling the general partner of the second person; or

(iv)	being a trustee of the second person;

2.5	“Corporation” means Ur-Energy Inc. and includes any successor corporation thereof;

2.6	“Eligible Person” means:

(i)	any Insider, director, officer or employee of the Corporation or any Subsidiary, or any other Service Provider (an “Eligible Individual”); or

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(ii)	a corporation controlled by an Eligible Individual, the issued and outstanding voting shares of which are, and will continue to be, beneficially owned, directly or indirectly, by such Eligible Individual and/or the spouse, children and/or grandchildren of such Eligible Individual (an “Employee Corporation”);

2.7	“Insider” means any insider, as such term is defined in Subsection 1(1) of the Securities Act (Ontario), of the Corporation, other than a person who falls within that definition solely by virtue of being a director or senior officer of a Subsidiary, and includes any associate, as such term is defined in Subsection 1(1) of the Securities Act (Ontario), of any such insider;

2.8	“Market Price” at any date in respect of the Shares means the closing price of such Shares on the TSX (or, if such Shares are not then listed and posted for trading on the TSX, then on the recognized stock exchange on which such Shares are listed or posted or, if such Shares are not so listed on any recognized stock exchange, then on the over-the-counter market on which they are traded or posted as selected for such purpose by the Committee or, in accordance with Section 5.5 hereof) on the immediately preceding Trading Day;

2.9	“Option” means an option to purchase Shares granted to an Eligible Person under the Plan;

2.10	“Option Price” means the price per Share at which Shares may be purchased under an Option, as the same may be adjusted from time to time in accordance with Article 8 hereof;

2.11	“Optioned Shares” means the Shares issuable pursuant to an exercise of Options;

2.12	“Optionee” means an Eligible Person to whom an Option has been granted and who continues to hold such Option;

2.13	“Plan” means this Amended and Restated Stock Option Plan, as the same may be further amended or varied from time to time;

2.14	“Related Entity” means, for the Corporation, a person that Controls or is Controlled by the Corporation or that is Controlled by the same person that controls the Corporation;

2.15	“Service Provider” means any person or company engaged as an independent contractor or otherwise to provide ongoing management or consulting services for the Corporation or for any entity controlled by the Corporation;

2.16	“Shares” means the Common Shares of the Corporation or, in the event of an adjustment contemplated by Article 8 hereof, such other shares or securities to which an Optionee may be entitled upon the exercise of an Option as a result of such adjustment;

2.17	“Subsidiary” means any corporation which is a subsidiary, as such term is defined in Subsection 1(2) of the Canada Business Corporations Act, of the Corporation;

2.18	“Trading Day” means any business day on which the Shares are listed or posted for trading on the TSX or on a recognized stock exchange or on the over-the-counter market, as applicable, whether or not there are any transactions in Shares on such date;

2.19	“TSX” means the Toronto Stock Exchange; and

2.20	“U.S. Code” means the U.S. Internal Revenue Code of 1986, as amended.

3.	ADMINISTRATION OF THE PLAN

3.1	The Plan shall be administered by the Board or, if determined by the Board, by the Board with the assistance of the compensation committee (the “Committee”) of the Board.

3.2	The Committee shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan:

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(a)	to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan;

(b)	to interpret and construe the Plan and to determine all questions arising out of the Plan or any Option, and any such interpretation, construction or determination made by the Committee shall be final, binding and conclusive for all purposes;

(c)	to determine the number of Shares covered by each Option;

(d)	to determine the Option Price of each Option;

(e)	to determine the time or times when Options will be granted and exercisable;

(f)	to determine if the Shares which are issuable on the exercise of an Option will be subject to any restrictions upon the exercise of such Option; and

(g)	to prescribe the form of the instruments relating to the grant, exercise and other terms of Options.

3.3	The Committee may, in its discretion, require as conditions to the grant or exercise of any Option that the Optionee shall have:

(a)	represented, warranted and agreed in form and substance satisfactory to the Corporation that he or she is acquiring and will acquire such Option and the Shares to be issued upon the exercise thereof or, as the case may be, is acquiring such Shares, for his or her own account, for investment and not with a view to or in connection with any distribution, that he or she has had access to such information as is necessary to enable him or her to evaluate the merits and risks of such investment and that he or she is able to bear the economic risk of holding such Shares for an indefinite period;

(b)	agreed to restrictions on transfer in form and substance satisfactory to the Corporation and to an endorsement on any option agreement on certificate representing the Shares making appropriate reference to such restrictions; and

(c)	agreed to indemnify the Corporation in connection with the foregoing.

3.4	Any Option granted under the Plan shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any law or regulation of any jurisdiction, or the consent or approval of any securities exchange or any governmental or regulatory body, is necessary as a condition of, or in connection with, the grant or exercise of such Option or the issuance or purchase of Shares thereunder, such Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval.

3.5	The Chief Executive Officer of the Corporation may grant Options, in the context of non-executive employment or consulting arrangements, from time to time between the dates of meetings of the Board in the amount of up to 100,000 Shares in aggregate and upon the reporting from time to time of the grant of such Options to the Board, the amount available for such grants by the Chief Executive Officer shall be restored to the full amount of 100,000 Shares.

4.	SHARES SUBJECT TO THE PLAN

4.1	Subject to adjustment as provided in Article 8 hereof, the Shares to be offered under the Plan shall consist of the Corporation’s authorized but unissued common shares. The aggregate number of Shares issuable upon the exercise of all options granted under the Plan shall not exceed 10% of the issued and outstanding shares of the Corporation as at the date of grant of each Option under the Plan. If any Option granted hereunder shall expire or terminate for any reason in accordance with the terms of the Plan without being exercised, the un-purchased shares subject thereto shall again be available for the purpose of this Plan.

39

5.	ELIGIBILITY; GRANT; TERMS OF OPTIONS

5.1	Options may be granted to any Eligible Person in accordance with Section 5.2 hereof.

5.2	Options may be granted by the Corporation pursuant to the recommendations of the Committee from time to time provided and to the extent that such decisions are approved by the Board.

5.3	Subject as herein and otherwise specifically provided in this Article 5, the number of Shares subject to each Option, the Option Price of each Option, the expiration date of each Option, the extent to which each Option is exercisable from time to time during the term of the Option and other terms and conditions relating to each such Option shall be determined by the Committee.

5.4	In the event that no specific determination is made by the Committee with respect to any of the following matters, each Option shall, subject to any other specific provisions of the Plan, contain the following terms and conditions:

(a)	the period during which an Option shall be exercisable shall be 5 years from the date the Option is granted to the Optionee; and

(b)	the Optionee may exercise the Option for not more than 10% of the Shares covered by the Option on the date of the grant of the Option, as to not more than an additional 22%, four and one half months after the date of grant, as to not more than an additional 22%, nine months after the date of grant, as to an additional 22%, thirteen and one half months after the date of grant and as to the final 24%, eighteen months after the date of grant, subject to the right of the Board to determine at the time of grant that a particular Option will be exercisable in whole or in part on different dates and to determine at any time after the date of grant that a particular Option will be exercisable in whole or in part on earlier dates for any reason, including the occurrence of a proposal by the Corporation or any other person to implement a transaction that would, if implemented, result in a Change of Control.

5.5	Subject to any adjustments pursuant to the provisions of Article 8 hereof, the Option Price of any Option shall in no circumstances be lower than the Market Price on the date on which the grant of the Option is approved by the Committee. Notwithstanding the foregoing, in the event that the Shares are not listed on any stock exchange on the date on which the grant of an Option is approved by the Committee, the Option Price for such Option shall be determined by the Committee and shall be deemed to be the Market Price; provided further, that in the case of a determination by the Committee, the Committee shall determine the fair market value of a Share in accordance with Treasury Regulations Section 1.409A-1(b)(5)(iv)(B). If, as and when any Shares have been duly purchased and paid for under the terms of an Option, such Shares shall be conclusively deemed allotted and issued as fully paid non-assessable Shares at the price paid therefor.

5.6	No Options shall be granted to any Optionee if the total number of Shares issuable to such Optionee under this Plan, together with any Shares reserved for issuance to such Optionee under options for services or any other stock option plans, would exceed 5% of the issued and outstanding Shares.

5.7	An Option is personal to the Optionee and non-assignable (whether by operation of law or otherwise), except as provided for herein. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of the Plan, or upon the levy of any attachment or similar process upon an Option, the Option shall, at the election of the Corporation, cease and terminate and be of no further force or effect whatsoever.

5.8	No Options shall be granted to an Optionee if such grant could result, at any time, in:

(a)	the number of Shares reserved for issuance pursuant to Options or other stock options granted to Insiders exceeding 10% of the issued and outstanding Shares;

(b)	the issuance to Insiders, within a one-year period, of a number of Shares exceeding 10% of the issued and outstanding Shares; or

(c)	the issuance to any one Insider and such Insider’s associates, within a one-year period, of a number of Shares exceeding 5% of the issued and outstanding Shares.

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For the purposes of this Section 5.8, the phrase “issued and outstanding Shares” excludes any Shares issued pursuant to the Plan or other stock options, stock option plans, employee stock purchase plans or other compensation or incentive mechanisms, over a preceding one-year period and “associate” means any person associated with such Insider.

6.	TERMINATION OF EMPLOYMENT; DEATH

6.1	Subject to (i) the provisions of this Article 6, (ii) any express resolutions passed by the Committee or Board, or (iii) any provisions specifically included in employment agreements or other written arrangement with Eligible Persons, an Option and all rights to purchase Shares pursuant thereto shall expire and terminate immediately upon the Optionee who holds such Option ceasing to be an Eligible Person.

6.2	If, before the expiry of an Option in accordance with the terms thereof, an Optionee shall cease to be an Eligible Person (an “Event of Termination”) for any reason other than termination for “cause” of his or her employment with the Corporation or any Subsidiary, or except as set out in Section 6.7, then the Optionee may:

(a)	exercise the Option to the extent that he or she was entitled to do so at the time of such Event of Termination, at any time up to and including, but not after, a date three (3) months following the date of such Event of Termination, or prior to the close of business on the expiration date of the Option, whichever is earlier; and

(b)	with the prior written consent of the Board or the Committee, which consent may be withheld in the Corporation’s sole discretion, exercise a further Option at any time up to and including, but not after, a date three (3) months following the date of such Event of Termination, or prior to the close of business on the expiration date of the Option, whichever is earlier, to purchase all or any of the Optioned Shares as the Board or the Committee may designate but not exceeding the number of Optioned Shares the Optionee would have otherwise been entitled to purchase pursuant to the Option had the Optionee’s status as an Eligible Person been maintained for the term of the Option.

6.3	If an Optionee dies before the expiry of an Option in accordance with the terms thereof, the Optionee’s legal representative(s) may, subject to the terms of the Option and the Plan:

(a)	exercise the Option to the extent that the Optionee was entitled to do so at the date of his or her death at any time up to and including, but not after, a date one year following the date of death of the Optionee, or prior to the close of business on the expiration date of the Option, whichever is earlier; and

(b)	with the prior written consent of the Board or the Committee, exercise at any time up to and including, but not after, a date one year following the date of death of the Optionee, a further Option to purchase all or any of the Optioned Shares as the Board or the Committee may designate but not exceeding the number of Optioned Shares the Optionee would have otherwise been entitled to purchase had the Optionee survived.

6.4	For greater certainty, Options shall not be affected by any change of employment of the Optionee or by the Optionee ceasing to be a director of the Corporation provided that the Optionee continues to be an Eligible Person.

6.5	For the purposes of this Article 6, a determination by the Corporation that an Optionee was discharged for “cause” shall be binding on the Optionee; provided, however, that such determination shall not be conclusive of the Optionee’s potential entitlement to damages for the loss of the right to exercise an Option in the event that a court of competent jurisdiction ultimately determines that the discharge was without “cause”.

6.6	If the Optionee is an Employee Corporation, the references to the Optionee in this Article 6 shall be deemed to refer to the Eligible Individual associated with the Employee Corporation.

6.7	Notwithstanding the provisions of this Article 6:

(a)	all vested Options held by an officer of the Corporation, as designated by the Board of the Corporation (a “Designated Officer”), provided such person has been a Designated Officer for at least one year, will expire on the expiration date identified at the time of grant of the Option and all unvested Options will expire upon the date of termination whether as a result of resignation or termination by the Corporation without cause;

41

(b)	all vested Options held by a director on the Board of the Corporation, provided such person has been a director for at least one year, whether as a result of appointment or election to the Board, will expire on the expiration date identified at the time of grant of the Option and all unvested Options will expire on the date of termination whether as a result of resignation or failure to be re-elected to the Board; and

(c)	nothing in this Section 6.7 will be construed as extending an Option beyond the expiration date identified at the time of grant of the Option and in accordance with the Plan.

7.	EXERCISE OF OPTIONS

7.1	Subject to the provisions of the Plan, an Option may be exercised from time to time by delivery to the Corporation at its registered office of a written notice of exercise addressed to the Secretary of the Corporation specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full, by cash or cheque, of the Option Price of the Shares then being purchased. Certificates for such Shares shall be issued and delivered to the Optionee within a reasonable time following the receipt of such notice and payment.

7.2	Notwithstanding any of the provisions contained in the Plan or in any Option, the Corporation’s obligation to issue Shares to an Optionee pursuant to the exercise of any Option shall be subject to:

(a)	completion of such registration or other qualification of such Shares or obtaining approval of such governmental or regulatory authority as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

(b)	the administration of such Shares to listing on any stock exchange on which the Shares may then be listed;

(c)	the receipt from the Optionee of such representations, warranties, agreements and undertakings, as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction; and

(d)	the satisfaction of any conditions on exercise prescribed pursuant to Section 3.4 hereof,

in this connection the Corporation shall, to the extent necessary, take all commercially reasonable steps to obtain such approvals, registrations, and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on any stock exchange on which the Share are then listed.

7.3	Options shall be evidenced by a share option agreement, instrument or certificate in such form not inconsistent with this Plan as the Committee may from time to time determine as provided for under Subsection 3.2(g), provided that the substance of Article 5 be included therein.

8.	CERTAIN ADJUSTMENTS

8.1	In the event of any subdivision or redivision of the Shares into a greater number of Shares at any time after the grant of an Option to any Optionee and prior to the expiration of the term of such Option, the Corporation shall deliver to such Optionee at the time of any subsequent exercise of his or her Option in accordance with the terms hereof, in lieu of the number of shares to which he or she was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, such number of Shares as such Optionee would have held as a result of such subdivision or redivision if, on the record date thereof, the Optionee had been the registered holder of the number of Shares to which he or she was theretofore entitled upon such exercise.

8.2	In the event of any consolidation of the Shares into a lesser number of Shares at any time after the grant of an Option to any Optionee and prior to the expiration of the term of such Option, the Corporation shall deliver to such Optionee at the time of any subsequent exercise of his or her Option in accordance with the terms hereof, in lieu of the number of Shares to which he or she was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, such number of Shares as such Optionee would have held as a result of such consolidation if, on the record date thereof, the Optionee had been the registered holder of the number of Shares to which he or she was theretofore entitled upon such exercise.

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8.3	Subject to the provisions of Article 9, if at any time after the grant of any Option to an Optionee and prior to the expiration of the term of such Option, the Shares shall be reclassified, reorganized or otherwise changed, otherwise than as specified in Sections 8.1 and 8.2 or the Corporation shall consolidate, merge or amalgamate with or into another corporation (the corporation resulting or continuing from such consolidation, merger or amalgamation being herein called the “Successor Corporation”) or, the Corporation shall pay a stock dividend (other than any dividends in the ordinary course), the Optionee shall be entitled to receive upon the subsequent exercise of his or her Option in accordance with the terms hereof and shall accept in lieu of the number of Shares to which he or she was theretofore entitled upon such exercise but for the same aggregate consideration payable therefor, the aggregate the number of shares of the appropriate class and/or other securities of the Corporation or the Successor Corporation (as the case may be) that the Optionee would have been entitled to receive as a result of such reclassification, reorganization or other change or as a result of such consolidation, merger, amalgamation, or stock dividend, if on the record date of such reclassification, reorganization, other change or stock dividend, or the record date of such consolidation, merger or amalgamation or dividend payment, as the case may be, he or she had been the registered holder of the number of Shares to which he or she was theretofore entitled upon such exercise.

8.4	Notwithstanding any other provision herein, in the event of a Change of Control all Options, whether vested or unvested, will become fully vested and exercisable immediately prior to the date of a Change of Control without notice to Optionees.

8.5	In the event the Corporation should declare and pay a special cash dividend or other distribution out of the ordinary course, a special dividend in specie on the Shares, or a stock dividend other than in the ordinary course, the Option Price of all Options outstanding on the record date of such dividend or other distribution shall be reduced by an amount equal to the cash payment or other distribution or the fair market value of the dividend in specie or stock dividend or other distribution, as determined by the Committee in its sole discretion. Any adjustment to the Option Price pursuant to this Section 8.5 shall be made only to the extent that such adjustment will not cause the Option to be nonqualified deferred compensation within the meaning of the U.S. Code Section 409A and the U.S. Treasury Regulations promulgated thereunder.

9.	AMENDMENT OR DISCONTINUANCE OF THE PLAN

9.1	Subject to applicable regulatory requirements and except as provided herein, the Board may, in its sole and absolute discretion and without shareholder approval, amend, suspend, terminate or discontinue the Plan and may amend the terms and conditions of Options granted pursuant to the Plan. Provided, however, that if the Board wishes to increase the maximum percentage in Section 4.1 hereof or extend the Option period or reduce the Option Price of Options granted to Insiders of the Corporation pursuant to the Plan, shareholder approval will be required.

9.2	Without limiting the generality of the foregoing, the Board may make the following amendments to the Plan, without obtaining shareholder approval:

(a)	amendments to the terms and conditions of the Plan necessary to ensure that the Plan complies with the applicable regulatory requirements, including the rules of the TSX, in place from time to time;

(b)	amendments to the provisions of the Plan respecting administration of the Plan and eligibility for participation under the Plan;

(c)	amendments to the provisions of the Plan respecting the terms and conditions on which options may be granted pursuant to the Plan, including the provisions relating to the option price, the option period and the vesting schedule; and

(d)	amendments to the Plan that are of a “housekeeping” nature.

9.3	Without limiting the generality of the foregoing, the Board may amend the Option Price, the option period, the vesting schedule and the termination provisions of Options granted pursuant to the Plan, without shareholder approval. Provided, however, that if the Board proposes to reduce the Option Price or extend the option period of options granted to Insiders of the Corporation pursuant to the Plan, such amendments will require shareholder approval.

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10.	MISCELLANEOUS PROVISIONS

10.1	An Optionee shall not have any rights as a shareholder of the Corporation with respect to any of the Shares covered by such Option until the date of issuance of a certificate for Shares upon the exercise of such Option, in full or in part, and then only with respect to the Shares represented by such certificate or certificates. Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

10.2	Nothing in the Plan or any Option shall confer upon an Optionee any right to continue or be re-elected as a director of the Corporation or any right to continue in the employ of the Corporation or any Subsidiary, or affect in any way the right of the Corporation or any Subsidiary to terminate his or her employment at any time; nor shall anything in the Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Corporation or any Subsidiary to extend the employment of any Optionee beyond the time which he or she would be normally be retired pursuant to the provisions of any present or future retirement plan of the Corporation or any Subsidiary or any present or future retirement policy of the Corporation or any Subsidiary, or beyond the time at which he or she would otherwise be retired pursuant to the provisions of any contract of employment with the Corporation or any Subsidiary.

10.3	Notwithstanding Section 5.8 hereof, Options may be transferred or assigned between an Eligible Individual and the related Employee Corporation provided the assignor delivers notice to the Corporation prior to the assignment.

10.4	The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

10.5	With respect to any Optionee, this Plan, any Option and any Option award are intended to be rights that do not provide for the deferral of compensation subject to U.S. Code Section 409A by means of complying with the U.S. Treasury Regulations Section 1.409A-1(b)(5) or to otherwise be exempt from U.S. Code Section 409A. This Plan, any Option, and any Option award shall be interpreted and administered in a manner so as to avoid the imposition of additional tax, interest, or other sanction on any Optionee pursuant to US. Code Section 409A.

11.	SHAREHOLDER AND REGULATORY APPROVAL

11.1	The Plan shall be subject to acceptance by the TSX and any other relevant regulatory authority. Any options granted prior to such acceptance shall be conditional upon such acceptance being given and no such options may be exercised unless and until such acceptances are given.

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UR-Energy

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

URGQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class COMMON

Holder Account Number

C9999999999 IND

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Form of Proxy - Annual General and Special Meeting to be held on April 29, 2014

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 5:00 pm, Mountain Time, on April 25, 2014.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

UROQ PRX 183942/000001/000001A

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We, being holder(s) of Ur-Energy Inc. hereby appoint: Wayne W. Heili, or failing him, Jeffrey T. Klenda

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Ur-Energy Inc. to be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, CO 80127, on April 29, 2014, at 1:00 pm MDT and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Jeffrey T. Klenda	☐	☐	02. Wayne W. Heili	☐	☐	03. James M. Franklin	☐	☐
04. W. William Boberg	☐	☐	05. Paul Macdonell	☐	☐	06. Thomas Parker	☐	☐

For / Withhold

2. Appointment of Auditors

Re-appoint PricewaterhouseCoopers LLP as our independent auditors of the Company and authorize the Directors to fix their remuneration. ☐ ☐

For / Against / Abstain

3. Say on Pay

1 Year / 2 Years / 3 Years / Abstain

4. Say When on Pay

For / Against

5. Option Plan Resolution

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

URGQ 183942 1PI AR2 99999

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

URGQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class COMMON

Holder Account Number

C9999999999 I ND

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Form of Proxy - Annual General and Special Meeting to be held on April 29, 2014

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 5:00 pm, Mountain Time, on April 25, 2014.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

URGQ_PRX_183942/000002/000002/i

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We, being holder(s) of Ur-Energy Inc. hereby appoint: Wayne W. Heili, or failing him, Jeffrey T. Klenda

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Ur-Energy Inc. to be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, CO 80127, on April 29, 2014, at 1:00 pm MDT and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Jeffrey T. Klenda	☐	☐	02. Wayne W. Heili	☐	☐	03. James M. Franklin	☐	☐
04. W. William Boberg	☐	☐	05. Paul Macdonell	☐	☐	06. Thomas Parker	☐	☐

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2. Appointment of Auditors

Re-appoint PricewaterhouseCoopers LLP as our independent auditors of the Company and authorize the Directors to fix their remuneration.

For ☐ Withhold ☐

3. Say on Pay

For ☐ Against ☐ Abstain ☐

4. Say When on Pay

1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

5. Option Plan Resolution

For ☐ Against ☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

URGQ 183942 1PI AR2 99999

UR-Energy

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

URGQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class COMMON

Holder Account Number

B9999999999 I ND

Intermediary

ABCD

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Voting Instruction Form ("VIF") - Annual General and Special Meeting to be held on April 29, 2014

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. *We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.* In order for these securities to be voted at the meeting, *it will be necessary for us to have your specific voting instructions.* Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. Your voting instructions will be recorded on receipt of the VIF.
9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
10. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
11. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

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VIFs submitted must be received by 5:00 pm, Mountain Time, on April 25, 2014.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

URGQ_VIF_183941/000001/000001/i

SAM SAMPLE

B9999999999

IND DT

Appointee(s)

I/We, being holder(s) of Ur-Energy Inc. hereby appoint: Wayne W. Heili, or failing him, Jeffrey T. Klenda

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Ur-Energy Inc. to be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, CO 80127, on April 29, 2014, at 1:00 pm MDT and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Jeffrey T. Klenda	☐	☐	02. Wayne W. Heili	☐	☐	03. James M. Franklin	☐	☐
04. W. William Boberg	☐	☐	05. Paul Macdonell	☐	☐	06. Thomas Parker	☐	☐

Fold

2. Appointment of Auditors

Re-appoint PricewaterhouseCoopers LLP as our independent auditors of the Company and authorize the Directors to fix their remuneration.

For ☐ Withhold ☐

3. Say on Pay

For ☐ Against ☐ Abstain ☐

4. Say When on Pay

1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

5. Option Plan Resolution

For ☐ Against ☐

Fold

Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

U R G Q 1 8 3 9 4 1 1 V I A R 1 9 9 9 9 9

UR-Energy

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

URGQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class COMMON

Holder Account Number

B9999999999 I ND

Intermediary

ABCD

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Voting Instruction Form ("VIF") - Annual General and Special Meeting to be held on April 29, 2014

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. *We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.* In order for these securities to be voted at the meeting, *it will be necessary for us to have your specific voting instructions.* Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. Your voting instructions will be recorded on receipt of the VIF.
9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
10. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
11. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

Fold

VIFs submitted must be received by 5:00 pm, Mountain Time, on April 25, 2014.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4291 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

URGQ_VIF_183941/000002/000002/i

SAM SAMPLE

B9999999999

IND DT

Appointee(s)

I/We, being holder(s) of Ur-Energy Inc. hereby appoint: Wayne W. Heili, or failing him, Jeffrey T. Klenda

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Ur-Energy Inc. to be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, CO 80127, on April 29, 2014, at 1:00 pm MDT and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Jeffrey T. Klenda	☐	☐	02. Wayne W. Heili	☐	☐	03. James M. Franklin	☐	☐
04. W. William Boberg	☐	☐	05. Paul Macdonell	☐	☐	06. Thomas Parker	☐	☐

Fold

2. Appointment of Auditors

Re-appoint PricewaterhouseCoopers LLP as our independent auditors of the Company and authorize the Directors to fix their remuneration.

For ☐ Withhold ☐

3. Say on Pay

For ☐ Against ☐ Abstain ☐

4. Say When on Pay

1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

5. Option Plan Resolution

For ☐ Against ☐

Fold

Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

URGQ 183941 1VI AR1 99999